SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

Pre-Effective Amendment No.	☐
Post-Effective No. 48	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

Amendment No. 49	☒

 (Check appropriate box or boxes)

JOHNSON MUTUAL FUNDS TRUST- File Nos. 33-52970 and 811-7254

3777 West Fork Road, Cincinnati, Ohio 45247

(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (513) 661-3100

Marc E. Figgins, 3777 West Fork Road, Cincinnati, Ohio 45247

(Name and Address of Agent for Service)

With copy to:

Andrew J. Davalla, Thompson Hine, LLP

41 South High Street, Columbus, Ohio 43215

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

☐ immediately upon filing pursuant to paragraph (b)

☐ on May 1, 2018 pursuant to paragraph (b)

☒ 60 days after filing pursuant to paragraph (a)(1)

☐ on (date) pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus	May 1, 2018

Prospectus dated May 1, 2018

♦	Johnson Institutional Short Duration Bond Fund

Class I: JIBDX Class F: [      ]

♦	Johnson Institutional Intermediate Bond Fund

Class I: JIBEX Class F: [      ]

♦	Johnson Institutional Core Bond Fund

Class I: JIBFX Class F: [      ]

♦	Johnson Enhanced Return Fund

JENHX

Johnson Mutual Funds Trust

3777 West Fork Road

Cincinnati, OH 45247

www.johnsonmutualfunds.com

(513) 661-3100

(800) 541-0170

FAX (513) 661-4901

Like all mutual fund shares and prospectuses, the Securities and Exchange Commission has not approved or disapproved these shares or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The use of the term “Funds” throughout this prospectus refers to all series of the Johnson Mutual Funds Trust referenced above.

Johnson Institutional Short Duration Bond Fund

Ticker:    Class I: JIBDX    Class F: [    ]

Fund Summary	May 1, 2018

Investment Objective: A high level of income over the long term consistent with preservation of capital.

Fees and Expenses: The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class I	Class F
Redemption Fee	None	None
Exchange Fee	None	None
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.30%	0.30%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses	0.30%	0.550%
Fee Waiver[1]	(0.057)%	(0.157)%
Total Annual Fund Operating Expenses after Fee Waiver	0.243%	0.393%

1 Effective May 1, 2018, the Adviser has contractually agreed to waive a portion of its management fees for the Johnson Institutional Short Duration Bond Fund, at least through April 30, 2019, so that the Management Fee is 0.243% for Class I shares. and 0.243% for Class F shares for the period. The Adviser may not unilaterally change the contract until May 1, 2019. A portion of the 12b-1 Plan is also being waived through April 30, 2019 for the Class F Shares.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, 5% annual total return, constant operating expenses (except for fee waivers in the first year), and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your cost will be:

	1 Year	3 Years	5 Years	10 Years
Johnson Institutional Short Duration Bond Fund Class I	$25	$91	$163	$376
Johnson Institutional Short Duration Bond Fund Class F	$51	$171	$302	$685

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 73.88% of the average value of its portfolio.

Primary Investment Strategies: The Fund’s strategy is to provide a diversified portfolio of investment grade bonds with aggregate risk, return and income characteristics similar to 1 to 3 year bonds. The Fund invests primarily in a broad range of investment grade fixed income securities, including bonds, notes, domestic and foreign corporate and government securities, mortgage-backed securities, collateralized mortgage obligations, and short term obligations. The Fund will normally maintain a dollar weighted average duration between 1 and 3 years. To the extent consistent with the Fund’s objective, the Adviser will try to avoid realization of capital gains for tax purposes. The Fund will normally invest at least 80% of its assets in bonds.

Principal Risks: As with any mutual fund investment, the Fund’s returns may vary and you could lose money.

Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A potential rise in interest rates may result in periods of volatility and increased redemptions.

3

Credit Risk - The issuer of the fixed income security (including some Government Agencies) may not be able to make interest and principal payments when due.

Prepayment Risk - The value of the mortgage securities held by the Fund may go down as a result of changes in prepayment rates on the underlying mortgages.

Specific maturity Risk - The specific maturities in which the Fund invests may fall in value more than other maturities. Generally, a portfolio of bonds with a longer effective maturity will fluctuate more than a portfolio of bonds with a shorter effective maturity.

Management Risk – The Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.

Mortgage-Backed Securities Risks — Mortgage-backed securities represent interests in “pools” of mortgages. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Fund may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

Average Annual Total Returns: The chart and table below show the variability of the Fund’s returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund’s Class I returns from year to year for the last 10 years. Although Class F shares would have similar annual returns to Class I shares, the returns for Class F shares would be different from Class I shares because they have different expenses. The table shows how the Fund’s average annual total returns over time compare to those of a broad-based securities market index. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available at no cost by visiting www.johnsonmutualfunds.com or by calling 1-800-541-0170.

During the period shown, the highest return for a calendar quarter was 4.69% in the fourth quarter of 2008, and the lowest return was -1.16% in the second quarter of 2013.

4

For the Periods ended December 31, 2017	1 YEAR	5 YEARS	10 YEARS
Class I
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Class F
Return Before Taxes

Merrill Lynch 1-3 Year Government Corporate Index (reflects no deduction for fees, expenses or taxes)

The Merrill Lynch 1-3 Year Government Corporate Index is the primary benchmark.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Johnson Investment Counsel, Inc.

Portfolio Managers: The Fund is managed by a team of portfolio managers. Michael Leisring, CFA, has been the team leader of the Fund management team since 2013, and a member of the team since 2003. Dale Coates, CFA, has been a member of the Fund management team since its inception. Jason Jackman, CFA, has been a member of the Fund management team since its inception. Brandon Zureick, CFA, has been a member of the Fund management team since 2014. David Theobald, CFA, has been a member of the Fund management team since 2016.

Purchase or Sale of Fund Shares: Shares may be purchased or redeemed at the Fund's net asset value (NAV) next determined after receipt of your order, by check, wire, electronic bank transfer or exchange. The minimum initial investment for the Class I Shares is $1,000,000, and for the Class F Shares is $500,000. The minimum for additional purchases is $100. The Adviser may, in its sole discretion, waive these minimums for existing clients of the Adviser and other related parties, as well as in certain other circumstances. You may buy or sell shares on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including holidays. Purchases and redemptions can be made through the Fund's Transfer Agent, Johnson Financial, Inc., 3777 West Fork Road, Cincinnati, OH 45247. You may contact the Transfer Agent at 800-541-0170 for information about how to purchase or redeem Fund shares by wire, electronic bank transfer or exchange.

Tax Information: Dividends and capital gain distributions you receive are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related series. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5

Johnson Institutional Intermediate Bond Fund

Ticker:    Class I: JIBEX    Class F: [      ]

Fund Summary	May 1, 2018

Investment Objective: A high level of income over the long term consistent with preservation of capital.

Fees and Expenses: The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class I	Class F
Redemption Fee	None	None
Exchange Fee	None	None
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.30%	0.30%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses	0.30%	0.55%
Fee Waiver[2]	(0.057)%	(0.157)%
Total Annual Fund Operating Expenses after Waiver	0.243%	0.393%

1 Effective May 1, 2018, the Adviser has contractually agreed to waive a portion of its management fees for the Johnson Institutional Intermediate Bond Fund, at least through April 30, 2019, so that the Management Fee is 0.XXX% for Class I shares and 0.XXX% for Class F shares for the period. The Adviser may not unilaterally change the contract until May 1, 2019.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, 5% annual total return, constant operating expenses (except for fee waivers in the first year), and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your cost will be:

	1 Year	3 Years	5 Years	10 Years
Johnson Institutional Intermediate Bond Fund: Class I	$25	$91	$163	$376
Johnson Institutional Intermediate Bond Fund: Class F	$51	$171	$302	$685

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50.71% of the average value of its portfolio.

Primary Investment Strategies: The Fund’s strategy is to provide a diversified portfolio of investment grade bonds with aggregate risk, return and income characteristics similar to 3 to 5 year bonds. The Fund invests primarily in a broad range of investment grade fixed income securities, including bonds, notes, domestic and foreign corporate and government securities, mortgage-backed securities, and collateralized mortgage obligations. The Fund normally will maintain a dollar weighted average duration between 3 and 5 years. To the extent consistent with the Fund’s objective, the Adviser will try to avoid realization of capital gains for tax purposes. The Fund will normally invest at least 80% of its assets in bonds.

Principal Risks: As with any mutual fund investment, the Fund’s returns may vary and you could lose money.

Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A potential rise in interest rates may result in periods of volatility and increased redemptions.

6

Credit Risk - The issuer of the fixed income security (including some Government Agencies) may not be able to make interest and principal payments when due.

Prepayment Risk - The value of the mortgage securities held by the Fund may go down as a result of changes in prepayment rates on the underlying mortgages.

Specific maturity Risk - The specific maturities in which the Fund invests may fall in value more than other maturities. Generally, a portfolio of bonds with a longer effective maturity will fluctuate more than a portfolio of bonds with a shorter effective maturity.

Management Risk – The Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.

Mortgage-Backed Securities Risks — Mortgage-backed securities represent interests in “pools” of mortgages. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Fund may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

Average Annual Total Returns: The chart and table below show the variability of the Fund’s returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund’s Class I returns from year to year for the last 10 years. Although Class F shares would have similar annual returns to Class I shares, the returns for Class F shares would be different from Class I shares because they have different expenses. The table shows how the Fund’s average annual total returns over time compare to those of a broad-based securities market index. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available at no cost by visiting www.johnsonmutualfunds.com or by calling 1-800-541-0170.

During the period shown, the highest return for a calendar quarter was 7.93% in the fourth quarter of 2008, and the lowest return was -2.27 in the second quarter of 2013.

For the Periods ended December 31, 2017	1 YEAR	5 YEARS	10 YEARS
Return After Taxes on Distributions
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Class F
Return Before Taxes

Barclay’s Capital Intermediate U.S. Government/Credit Index (reflects no deduction for fees, expenses or taxes)

7

The Barclays Capital U.S. Intermediate U.S. Government/Credit Index is the primary benchmark.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Johnson Investment Counsel, Inc.

Portfolio Managers: The Fund is managed by a team of portfolio managers. Michael Leisring, CFA, has been the team leader of the Fund management team since 2013 and a member of the Fund Management Team since 2003. Dale Coates, CFA, has been a member of the Fund management team since its inception. Jason Jackman, CFA, has been a member of the Fund management team since its inception. Brandon Zureick, CFA, has been a member of the Fund management team since 2014.

Purchase or Sale of Fund Shares: Shares may be purchased or redeemed at the Fund's net asset value (NAV) next determined after receipt of your order, by check, wire, electronic bank transfer or exchange. The minimum initial investment for the Class I Shares is $1,000,000, and for the Class F Shares is $500,000. The minimum for additional purchases is $100. The Adviser may, in its sole discretion, waive these minimums for existing clients of the Adviser and other related parties, as well as in certain other circumstances. You may buy or sell shares on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including holidays. Purchases and redemptions can be made through the Fund's Transfer Agent, Johnson Financial, Inc., 3777 West Fork Road, Cincinnati, OH 45247. You may contact the Transfer Agent at 800-541-0170 for information about how to purchase or redeem Fund shares by wire, electronic bank transfer or exchange.

Tax Information: Dividends and capital gain distributions you receive are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related series. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8

Johnson Core Bond Fund

Ticker:    Class I: JIBFX    Class F: [      ]

Fund Summary	May 1, 2018

Investment Objective: A high level of income over the long term consistent with preservation of capital.

Fees and Expenses: The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class I	Class F
Redemption Fee	None	None
Exchange Fee	None	None
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.30%	0.30%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses	0.30%	0.55%
Fee Waiver[1]	(0.057)%	(0.157)%
Total Annual Fund Operating Expenses after Waiver	0.243%	0.393%

1 Effective May 1, 2018, the Adviser has contractually agreed to waive a portion of its management fees for the Johnson Institutional Core Bond Fund, at least through April 30, 2019, so that the Management Fee is 0.XXX% for Class I shares and 0.XXX% for Class F shares for the period. The Adviser may not unilaterally change the contract until May 1, 2019.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, 5% annual total return, constant operating expenses (except for fee waivers in the first year), and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your cost will be:

	1 Year	3 Years	5 Years	10 Years
Johnson Institutional Core Bond Fund: Class I	$25	$91	$163	$376
Johnson Institutional Core Bond Fund: Class F	$51	$171	$302	$685

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42.29% of the average value of its portfolio.

Primary Investment Strategies: The Fund invests primarily in a broad range of investment grade fixed income securities, including bonds, notes, domestic and foreign corporate and government securities (including securities issued by government agencies), mortgage-backed securities, collateralized mortgage obligations, municipal securities, and short term obligations. The Adviser typically selects fixed income securities with maturities between three and fifteen years, based on the available yield at various maturity levels. The Fund will normally invest at least 95% of its assets in investment grade fixed income securities. The Fund will normally invest at least 80% of its assets in bonds.

Principal Risks: As with any mutual fund investment, the Fund’s returns may vary and you could lose money.

Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A potential rise in interest rates may result in periods of volatility and increased redemptions.

9

Credit Risk - The issuer of the fixed income security (including some Government Agencies) may not be able to make interest and principal payments when due.

Prepayment Risk - The value of the mortgage securities held by the Fund may go down as a result of changes in prepayment rates on the underlying mortgages.

Specific Maturity Risk - The specific maturities in which the Fund invests may fall in value more than other maturities. Generally, a portfolio of bonds with a longer effective maturity will fluctuate more than a portfolio of bonds with a shorter effective maturity.

Management Risk – The Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.

Mortgage-Backed Securities Risks — Mortgage-backed securities represent interests in “pools” of mortgages. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Fund may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

Average Annual Total Returns: The chart and table below show the variability of the Fund’s returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund’s Class I returns from year to year for the last 10 years. Although Class F shares would have similar annual returns to Class I shares, the returns for Class F shares would be different from Class I shares because they have different expenses. The table shows how the Fund’s average annual total returns over time compare to those of a broad-based securities market index. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available at no cost by visiting www.johnsonmutualfunds.com or by calling 1-800-541-0170.

During the period shown, the highest return for a calendar quarter was 9.17 in the fourth quarter of 2008, and the lowest return was -2.77 in the fourth quarter of 2016.

For the Periods ended December 31, 2017	1 YEAR	5 YEARS	10 YEARS
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Class F
Return Before Taxes

Barclays Capital Aggregate Index (reflects no deduction for fees, expenses or taxes)

10

The Barclays Capital Aggregate Index is the primary benchmark.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Johnson Investment Counsel, Inc.

Portfolio Managers: The Fund is managed by a team of portfolio managers. Michael Leisring, CFA, has been the team leader of the Fund management team since 2013. Dale Coates, CFA, has been a member of the Fund management team since its inception. Jason Jackman, CFA, has been a member of the Fund management team since its inception. Brandon Zureick, CFA, has been a member of the Fund management team since 2014.

Purchase or Sale of Fund Shares: Shares may be purchased or redeemed at the Fund's net asset value (NAV) next determined after receipt of your order, by check, wire, electronic bank transfer or exchange. The minimum initial investment for the Class I Shares is $1,000,000, and for the Class F Shares is $500,000. The minimum for additional purchases is $100. The Adviser may, in its sole discretion, waive these minimums for existing clients of the Adviser and other related parties, as well as in certain other circumstances. You may buy or sell shares on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including holidays. Purchases and redemptions can be made through the Fund's Transfer Agent, Johnson Financial, Inc., 3777 West Fork Road, Cincinnati, OH 45247. You may contact the Transfer Agent at 800-541-0170 for information about how to purchase or redeem Fund shares by wire, electronic bank transfer or exchange.

Tax Information: Dividends and capital gain distributions you receive are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related series. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

11

Johnson Enhanced Return Fund

Ticker: JENHX

Fund Summary	May 1, 2018

Investment Objective: Outperform the Fund’s benchmark, the S&P 500 Index, over a full market cycle.

Fees and Expenses: The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.35%
Other Expenses	0.00%
Acquired Fund Fees and Expenses[1]	0.01%
Total Annual Fund Operating Expenses	0.36%

1 “Acquired Fund Fees and Expenses” are comprised solely of fees and expenses incurred indirectly by the Fund as a result of investment in shares of one or more Acquired Funds. Numbers are rounded. Acquired Fund Fees and Expenses are the indirect costs of investing in other funds. The Total Annual Fund Operating Expenses and Net Expenses will not correlate to the expense ratios in the Fund’s financial statements or the Financial Highlights in the prospectus because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other funds.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, 5% annual total return, constant operating expenses (except for fee waivers in the first year), and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your cost will be:

	1 Year	3 Years	5 Years	10 Years
Enhanced Return Fund	$37	$114	$198	$445

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 65.13% of the average value of its portfolio.

Primary Investment Strategies: The Fund will usually invest:

u	a portion of its assets in stock index futures contracts that the Fund’s Adviser believes will produce the returns of the large capitalization U.S. equity market, and
u	the balance of its assets in primarily short-term investment grade fixed income securities, which the Adviser believes will produce income and enhance the Fund’s returns.

Investing in stock index futures contracts requires an investment of only a small portion of the Fund’s assets in order to produce a return on the Fund’s total assets that approximates the return of an underlying stock index. This effect is referred to as “leverage.” The Fund attempts to track an underlying stock index consisting of a representative sampling of the leading large capitalization companies in the leading industries in the U.S. economy. The stock index futures are used only for replication of returns, not speculation. The Fund also may invest in options on stock index futures. The Fund will normally invest at least 95% of its assets in short-term investment grade fixed income securities with an average weighted duration between 1 and 3 years.

The Fund will generally close out of positions in stock index futures only as necessary to maintain a return on the Fund’s total assets that approximates the return of the underlying stock index, and will sell its fixed income securities if the security reaches the Adviser’s valuation target or if the Adviser believes the issuer’s fundamentals have changed.

12

Principal Risks: As with any mutual fund investment, the Fund’s returns may vary and you could lose money.

Company Risk – The Fund value might decrease in response to the activities and financial prospects of an individual company.

Market Risk – The Fund value might decrease in response to general market and economic conditions.

Volatility Risk – Common stocks (and indexes of common stocks) tend to be more volatile than other investment choices.

Derivatives Risk –Derivatives involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying index. Losses from derivatives may be greater than the derivative's original cost.

Leveraging Risk –Leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio. When the Fund is leveraged, it can lose more than the principal amount invested.

Correlation Risk – Due to derivative contract size limitations, the Fund's assets may be slightly under-invested or slightly over-invested compared to the underlying index, which could cause the Fund to be slightly less or more volatile than the underlying index, and the Fund's returns from the futures contracts may not mirror the underlying index.

Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A potential rise in interest rates may result in periods of volatility and increased redemptions.

Credit Risk – The issuer of the fixed income security (including some Government Agencies) may not be able to make interest and principal payments when due.

Prepayment Risk - The value of the mortgage securities held by the Fund may go down as a result of changes in prepayment rates on the underlying mortgages.

Specific Maturity Risk - The specific maturities in which the Fund invests may fall in value more than other maturities. Although the Fund's bonds are primarily short term, the bonds with longer maturities will fluctuate more than bonds with shorter maturities.

Management Risk – The Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.

Mortgage-Backed Securities Risks — Mortgage-backed securities represent interests in “pools” of mortgages. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Fund may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

Annual Total Returns: The chart and table below show the variability of the Fund’s returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year since the Fund’s inception. The table shows how the Fund’s average annual total returns over time compare to those of a broad-based securities market index. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Update performance information is available at no cost by visiting www.johnsonmutualfunds.com or by calling 1-800-541-0170.

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During the period shown, the highest return for a calendar quarter was 17.80% in the second quarter of 2009, and the lowest return was -20.95 in the fourth quarter of 2008.

For the Periods ended December 31, 2017	1 YEAR	5 YEAR	10 YEAR
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
S&P 500 Index (reflects no deduction for fees, expenses or taxes)

The S&P 500 Index is the established benchmark.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Johnson Investment Counsel, Inc.

Portfolio Managers: The Fund is managed by a team of portfolio managers. Michael Leisring, CFA, has been the team leader of the Fund management team since 2013. Dale Coates, CFA, has been a member of the Fund management team since its inception. Jason Jackman, CFA, has been a member of the Fund management team since its inception. Brandon Zureick, CFA, has been a member of the Fund management team since 2014. David Theobald, CFA, has been a member of the Fund management team since 2016.

Purchase or Sale of Fund Shares: Shares may be purchased or redeemed at the Fund's net asset value (NAV) next determined after receipt of your order, by check, wire, electronic bank transfer or exchange. The minimum initial investment for the Class I Shares is $1,000,000, and for the Class F Shares is $500,000. The minimum for additional purchases is $100. The Adviser may, in its sole discretion, waive these minimums for existing clients of the Adviser and other related parties, as well as in certain other circumstances. You may buy or sell shares on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including holidays. Purchases and redemptions can be made through the Fund's Transfer Agent, Johnson Financial, Inc., 3777 West Fork Road, Cincinnati, OH 45247. You may contact the Transfer Agent at 800-541-0170 for information about how to purchase or redeem Fund shares by wire, electronic bank transfer or exchange.

Tax Information: Dividends and capital gain distributions you receive are subject to federal income taxes and may also be subject to state and local taxes.

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Fund Details

Johnson Institutional Short Duration Bond Fund: JIBDX

Investment Objective

The investment objective of the Johnson Institutional Short Duration Bond Fund is a high level of income over the long term consistent with preservation of capital.

Principal Strategies

The Fund’s strategy is to provide a diversified portfolio of investment grade bonds with aggregate risk, return and income characteristics similar to 1 to 3 year bonds. The Fund invests primarily in a broad range of investment grade fixed income securities, including bonds, notes, domestic and foreign corporate and government securities, mortgage-backed securities, collateralized mortgage obligations, and short term obligations. The Fund will normally maintain a dollar weighted average duration between 1 and 3 years. The Fund will normally invest at least 80% of its assets in bonds.

Principal Risks

Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A potential rise in interest rates may result in periods of volatility and increased redemptions.

Credit Risk - The issuer of the fixed income security (including some Government Agencies) may not be able to make interest and principal payments when due. While some domestic government securities held by the Fund are backed by the full faith and credit of the U.S. Government, others (such as FNMA, FHLMC, FGLMC, SMA, SBA and TVA securities) are supported only by the credit of the government agency issuing the security. The Fund may not be able to make a claim against the U.S. Government if the agency issuing the security does not meet its obligation.

Prepayment Risk - The value of the mortgage securities held by the Fund may go down as a result of changes in prepayment rates on the underlying mortgages.

Specific maturity Risk - The specific maturities in which the Fund invests may fall in value more than other maturities. Generally, a portfolio of bonds with a longer effective maturity will fluctuate more than a portfolio of bonds with a shorter effective maturity.

Management Risk – The Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.

Mortgage-Backed Securities Risks — Mortgage-backed securities represent interests in “pools” of mortgages. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Fund may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

Johnson Institutional Intermediate Bond Fund: JIBEX

Investment Objective

The investment objective of the Johnson Institutional Intermediate Bond Fund is a high level of income over the long term consistent with preservation of capital.

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Principal Strategies

The Fund’s strategy is to provide a diversified portfolio of investment grade bonds with aggregate risk, return and income characteristics similar to 3 to 5 year bonds. The Fund invests primarily in a broad range of investment grade fixed income securities, including bonds, notes, domestic and foreign corporate and government securities, mortgage-backed securities, and collateralized mortgage obligations. The Fund will normally maintain a dollar weighted average duration between 3 and 5 years. The Fund will normally invest at least 80% of its assets in bonds.

Principal Risks

Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A potential rise in interest rates may result in periods of volatility and increased redemptions.

Credit Risk - The issuer of the fixed income security (including some Government Agencies) may not be able to make interest and principal payments when due. While some domestic government securities held by the Fund are backed by the full faith and credit of the U.S. Government, others (such as FNMA, FHLMC, FGLMC, SMA, SBA and TVA securities) are supported only by the credit of the government agency issuing the security. The Fund may not be able to make a claim against the U.S. Government if the agency issuing the security does not meet its obligation.

Prepayment Risk - The value of the mortgage securities held by the Fund may go down as a result of changes in prepayment rates on the underlying mortgages.

Specific maturity Risk - The specific maturities in which the Fund invests may fall in value more than other maturities. Generally, a portfolio of bonds with a longer effective maturity will fluctuate more than a portfolio of bonds with a shorter effective maturity.

Management Risk – The Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.

Mortgage-Backed Securities Risks — Mortgage-backed securities represent interests in “pools” of mortgages. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Fund may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

Johnson Institutional Core Bond Fund: JIBFX

Investment Objective

The investment objective of the Johnson Institutional Core Bond Fund is a high level of income over the long term consistent with preservation of capital.

Principal Strategies

The Fund invests primarily in a broad range of investment grade fixed income securities, including bonds, notes, domestic and foreign corporate and government securities (including securities issued by government agencies), mortgage-backed securities, collateralized mortgage obligations, municipal securities, and short term obligations. The Adviser typically selects fixed income securities with maturities between three and fifteen years, based on the available yield at various maturity levels. The Fund will normally invest at least 95% of its assets in investment grade fixed income securities. The Fund will normally invest at least 80% of its assets in bonds.

Principal Risks

Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A potential rise in interest rates may result in periods of volatility and increased redemptions.

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Credit Risk - The issuer of the fixed income security (including some Government Agencies) may not be able to make interest and principal payments when due. While some domestic government securities held by the Fund are backed by the full faith and credit of the U.S. Government, others (such as FNMA, FHLMC, FGLMC, SMA, SBA and TVA securities) are supported only by the credit of the government agency issuing the security. The Fund may not be able to make a claim against the U.S. Government if the agency issuing the security does not meet its obligation.

Prepayment Risk - The value of the mortgage securities held by the Fund may go down as a result of changes in prepayment rates on the underlying mortgages.

Specific maturity Risk - The specific maturities in which the Fund invests may fall in value more than other maturities. Generally, a portfolio of bonds with a longer effective maturity will fluctuate more than a portfolio of bonds with a shorter effective maturity.

Management Risk – The Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.

Mortgage-Backed Securities Risks — Mortgage-backed securities represent interests in “pools” of mortgages. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Fund may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

Johnson Enhanced Return Fund: JENHX

Investment Objective

The investment objective of the Enhanced Return Fund is to outperform the Fund’s benchmark, the S&P 500 Index, over a full market cycle.

Principal Strategies

The Fund will usually invest:

u	a portion of its assets in stock index futures contracts that the Fund’s Adviser believes will produce the returns of the large capitalization U.S. equity market, and
u	the balance of its assets in primarily short-term investment grade fixed income securities, which the Adviser believes will produce income and enhance the Fund’s returns.

Investing in stock index futures contracts requires an investment of only a small portion of the Fund’s assets in order to produce a return on the Fund’s total assets that approximates the return of an underlying stock index. This effect is referred to as “leverage.” The Fund attempts to track an underlying stock index consisting of a representative sampling of the leading large capitalization companies in the leading industries in the U.S. economy. The stock index futures are used only for replication of returns, not speculation. The Fund also may invest in options on stock index futures. The Fund will normally invest at least 95% of its assets in short-term investment grade fixed income securities with an average weighted duration between 1 and 3 years.

The Fund will generally close out of positions in stock index futures only as necessary to maintain a return on the Fund’s total assets that approximates the return of the underlying stock index, and will sell its fixed income securities if the security reaches the Adviser’s valuation target or if the Adviser believes the issuer’s fundamentals have changed.

Principal Risks

Company Risk – The Fund value might decrease in response to the activities and financial prospects of an individual company.

Market Risk – The Fund value might decrease in response to general market and economic conditions.

Volatility Risk – Common stocks (and indexes of common stocks) tend to be more volatile than other investment choices.

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Derivatives Risk – Derivatives are financial contracts, such as futures contracts, whose value depends on, or is derived from, the value of an underlying asset. The Fund uses derivatives as a substitute for taking a position in the underlying assets. The Fund's use of derivatives involves risks different from the risks associated with investing directly in securities or traditional investments. Derivatives involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying index. Losses from derivatives may be greater than the derivative's original cost.

Leveraging Risk – The use of derivatives may give rise to leveraging risk. Funds that are leveraged can be more volatile than funds that are not leveraged. Leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio. When the Fund is leveraged, it can lose more than the principal amount invested.

Correlation Risk – The Fund will seek to invest in futures contracts to perfectly capture the return of the underlying index. However, due to derivative contract size limitations, the Fund's assets may be slightly under-invested or slightly over-invested, which could cause the Fund to be slightly less or more volatile than the underlying index, and the Fund's returns from the futures contracts may not mirror the underlying index.

Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A potential rise in interest rates may result in periods of volatility and increased redemptions.

Credit Risk – The issuer of the fixed income security (including some Government Agencies) may not be able to make interest and principal payments when due. While some domestic government securities held by the Fund are backed by the full faith and credit of the U.S. Government, others (such as FNMA, FHLMC, FGLMC, SMA, SBA and TVA securities) are supported only by the credit of the government agency issuing the security. The Fund may not be able to make a claim against the U.S. Government if the agency issuing the security does not meet its obligation.

Prepayment Risk - The value of the mortgage securities held by the Fund may go down as a result of changes in prepayment rates on the underlying mortgages.

Specific Maturity Risk - The specific maturities in which the Fund invests may fall in value more than other maturities. Although the Fund's bonds are primarily short term, the bonds with longer maturities will fluctuate more than bonds with shorter maturities.

Management Risk – The Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.

Mortgage-Backed Securities Risks — Mortgage-backed securities represent interests in “pools” of mortgages. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Fund may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

GENERAL

From time to time, any Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. For example, any Fund may hold all or a portion of its assets in money market instruments, securities of other no-load mutual funds or repurchase agreements. If a Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Funds may not achieve their investment objectives. Each Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

The investment objectives and strategies of any Fund may be changed by the board of trustees without shareholder approval. However, shareholders will be provided 60 days’ prior notice of any change in a Fund’s investment objective.

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PORTFOLIO DISCLOSURE

A description of the Funds’ policies and procedures with respect to the disclosure of a Fund's portfolio securities is available in the Funds' Statement of Additional Information.

CYBERSECURITY

The computer systems, networks and devices used by the Funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Funds’ business operations, potentially resulting in financial losses; interference with the Funds’ ability to calculate its NAV; impediments to trading; the inability of the Funds, the adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Funds invest; counterparties with which the Funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Funds’ shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

MANAGEMENT

Investment Adviser

Johnson Investment Counsel, Inc., 3777 West Fork Road, Cincinnati, Ohio 45247 (“Johnson”) serves as investment Adviser to the Funds. In this capacity, Johnson is responsible for the selection and ongoing monitoring of the securities in each Fund’s investment portfolio and managing the Funds’ business affairs. Johnson is a Cincinnati-based company that has grown, since its inception in 1965, to become one of the largest independent investment advisory firms in the Cincinnati, Ohio area. As of December 31, 2017, Johnson has over $9.0 billion of assets under management with services extending to a wide range of clients, including businesses, individuals, foundations, institutions and endowments. Johnson solely provides investment management, through individually managed portfolios, and has no commission-based affiliations from the sale of products.

For the fiscal year ended December 31, 2016, the Funds paid the Adviser the following fees as a percentage of their average daily net assets (after fee waiver):

	Contractual Advisory Fee	Net Advisory Fee Received	Expense Limitation
Johnson Institutional Short Duration Bond Fund	0.30%	0.24%	Class I: 0.30% Class F: 0.80%
Johnson Institutional Intermediate Bond Fund	0.30%	0.24%	Class I: 0.30% Class F: 0.80%
Johnson Institutional Core Bond Fund	0.30%	0.24%	Class I: 0.30% Class F: 0.80%
Johnson Enhanced Return Fund	0.35%	0.35%	0.35%

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The Funds may directly enter into agreements with financial intermediaries (which may include banks, brokers, securities dealers and other industry professionals) pursuant to which a Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. The Short Duration, Intermediate or Core Bond Funds, through its Rule 12b-1 distribution plan, or each Fund’s respective Advisor or Sub-Advisor (not the Fund) may also pay certain financial intermediaries a fee for providing distribution related services for each respective Fund’s shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. Please refer to the section of the Statement of Additional Information entitled “Additional Compensation to Financial Intermediaries” for more information.

A discussion regarding the basis for the approval or renewal of the investment advisory contracts of the Funds by the board of trustees is available in the most recent Semi-Annual Report to Shareholders for the period ended June 30.

Portfolio Managers

The Adviser manages each of the Johnson Mutual Fund portfolios with a team of individuals who are responsible for the investment policy, portfolio management and research for the Funds. The chart below shows the team leader and additional team members for each Fund.

Portfolio Manager	Johnson Institutional Short Duration Bond Fund	Johnson Institutional Intermediate Bond Fund	Johnson Institutional Core Bond Fund	Johnson Enhanced Return Fund
Michael Leisring, CFA	**	**	**	**
Dale Coates, CFA	*	*	*	*
Jason Jackman, CFA	*	*	*	*
David Theobald, CFA	*			*
Brandon Zureick, CFA	*	*	*	*

**Team Leader	* Team Member

The following describes each of the team members:

Mr. Leisring is a CFA charter holder and is the team leader of these Fund teams. Mr. Leisring is the Director of Fixed Income and has been a member of these teams since July 2003. He has been with the Adviser since 1999.

Mr. Coates is a CFA charter holder and has been with a member of these Fund teams since the respective inception date for each of these Funds. He is currently Vice President and has been with the Adviser in a portfolio management role for over 20 years.

Mr. Jackman is a CFA charter holder who has been a member of these Fund teams since the respective inception date for each of these Funds. Mr. Jackman is currently President and Chief Investment Officer of the Adviser. He has been with the Adviser since 1993.

Mr. Theobald is a CFA charter holder and is a team member of the Short Duration Bond Fund and Enhanced Return Fund management teams. Mr. Theobald is currently a Fixed Income Portfolio Manager for the Adviser and has been with the Adviser since 2013. Prior to joining the Advisor, Mr. Theobald worked as a senior marketing coordinator at Fort Washington Investment Advisors.

Mr. Zureick is a CFA charter holder and has been a member of the Fund teams since 2014. He is currently a Fixed Income Portfolio Manager and a Portfolio Strategist, and has been with the Adviser since 2011.

The Funds’ SAI provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' respective ownership in the Funds.

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SHAREHOLDER INFORMATION

Pricing Fund Shares

The value of an individual share in a Fund, the net asset value (NAV), is calculated by dividing the total value of the Fund’s investments and other assets (including accrued income), less any liabilities (including estimated accrued expenses), by the number of shares outstanding, rounded to the nearest cent. NAV per share is determined as of 4:00 p.m. Eastern Time on each day that the exchange is open for business and there exists shareholder orders for the Fund and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the NAV. The NYSE is closed on weekends, most Federal holidays and Good Friday. The NAV per share of each Fund will fluctuate.

Requests to purchase, exchange and redeem shares are processed at the NAV calculated after Johnson Financial, Inc., the Funds' Transfer Agent, receives your order. If you need additional information on how to buy, sell or exchange shares in a Fund, please contact the Transfer Agent:

Johnson Financial, Inc.

3777 West Fork Road

Cincinnati, Ohio 45247

513-661-3100 or 800-541-0170

Fax: 513-661-4901

Each Fund’s assets are generally valued at their market value, using prices provided by a pricing service. If market prices are not available or, in the Adviser’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading that materially affects fair value, the Adviser may value a Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Fair value pricing may also be necessary if a Fund owns a thinly traded stock and the Fund is unable to obtain a current market price due to a lack of current trades. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders.

Purchase of Fund Shares

You may buy shares on any business day. This includes any day that a Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

You may buy shares for each Fund at the Fund’s net asset value (NAV) next determined after your order is received by the Transfer Agent. Purchase requests submitted by check, wire or exchange received at the Transfer Agent before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) receive the NAV determined as of the close of trading on the current day, and purchase requests received after that time receive the NAV determined as of the close of trading on the next business day following the date of receipt.

Initial Purchase: The minimum initial investment for Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund, and Johnson Enhanced Return Fund is $1,000,000. The Adviser, at its sole discretion, may waive the minimum investment requirements for the existing clients of the Adviser and other related parties, as well as in certain other circumstances. You may diversify your investments by choosing a combination of any of the Funds for your investment program.

By Mail – You may purchase shares of any Fund by following these steps:

u	Complete and sign an application;
u	Draft a check made payable to: Johnson Mutual Funds;
u	Identify on the check and on the application the Fund(s) in which you would like to invest;
u	Mail the application, check and any letter of instruction to the Transfer Agent.

By Wire – You may purchase shares of any Fund by wiring Federal Funds from your bank, which may charge you a fee for doing so. If money is to be wired for a newly established account, you must call the Transfer Agent first to open an account, obtain an account number, and receive wire instructions.

You must mail a completed application to Johnson Mutual Funds after opening an account by wire transfer. Wire orders will be accepted only on a day on which the Funds and the custodian bank are open for business. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Funds or the custodian bank. Wires for purchases not received by 4:00 p.m. Eastern Time the business day following the order’s trade date will be cancelled. There is presently no fee for the receipt of wired funds, but the Funds may charge a fee in the future.

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Shares may also be purchased and sold by individuals through other financial intermediaries. The Funds have authorized these financial intermediaries to accept orders to buy shares on its behalf. An investor who invests in the Funds through a financial intermediary should contact the financial intermediary for information regarding purchase procedures and requirements. When authorized financial intermediaries receive instructions in good order, the order is considered as being placed with the Fund. Purchase orders received by the authorized financial intermediary before the close of regular trading on the NYSE will be transacted at that business day’s NAV; purchase orders received after the close of regular trading on the NYSE will be transacted at the next business day’s NAV. Such financial intermediaries may charge a service fee or commission for such transactions. No such fee or commission is charged on shares that are purchased or redeemed directly from the Funds. Investors that are clients of investment advisory organizations may also be subject to investment advisory fees under their own arrangements with such organizations.  Financial Intermediaries may arrange with the Funds to have settlements ranging from trade date plus one day (T+1) to trade date plus three days (T+3).

The Short Duration, Intermediate and Core Bond Funds offer Class I and Class F shares. Each Class of shares has a different distribution arrangement and expenses to provide for different investment needs. This allows you to choose the class of shares most suitable for you depending on the amount and length of investment and other relevant factors. Sales personnel may receive different compensation for selling each class of shares. Each class of shares represents an interest in the same portfolio of investments in a Fund. Not all share classes may be available in all states.

Class I Shares: Sales of Class I shares are not subject to a 12b-1 fee. Availability of Class I shares is subject to agreement between the Adviser and financial intermediary.

Class F Shares: You can buy Class F shares at NAV. Class F shares are subject to an annual 12b-1 fee of up to 0.25%. Because Class F shares pay this additional fee, Class F shares have higher ongoing expenses than Class I shares.

Additional Purchases: You may buy additional shares of a Fund at any time (minimum of $100) by mail or by bank wire if you meet the initial investment requirement for each Fund. Each additional purchase request must contain:

u	Name of your account(s);
u	Account number(s);
u	Name of the Fund(s) in which you wish to invest.

Checks should be made payable to “Johnson Mutual Funds” and should be sent to the Johnson Mutual Funds at the address indicated throughout this prospectus. A bank wire should be sent as outlined above.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Redemption of Fund Shares

You may sell shares in a Fund by mail or telephone, without a charge. The proceeds of the sale may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your sale. Your request for a sale should be addressed to the Johnson Mutual Funds and must include:

u	Letter of instruction;
u	Fund name;
u	Account number(s);
u	Account name(s);
u	Dollar amount or the number of shares you wish to sell.

All registered share owner(s) must sign this request in the exact name(s) and any special capacity in which they are registered. For joint accounts with right of survivorship, only one signature is required for a withdrawal.

Requests for redemptions received prior to 4:00 p.m. Eastern Time will be processed at the next determined net asset value (NAV) as of the close of business on the same day.

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The Funds will forward the proceeds of your sale to you (or to your financial adviser) within 7 days (normally within 3 business days) after receipt of a proper request.

A Fund may require that signatures on redemption requests be guaranteed by a bank or a member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of a Fund, a shareholder may be required to furnish additional legal documents to insure proper authorization. If you are not certain of the requirements for a sale, please call the Transfer Agent at the number indicated throughout this prospectus.

By Telephone – Telephone redemption privileges are automatically available to all shareholders. Shareholders may sell shares on any business day the NYSE is open by calling the Transfer Agent before 4:00 p.m. Eastern Time. A Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures will include requiring a form of personal identification from the caller. Sale proceeds will be mailed or wired at the shareholder’s direction to the designated account. The minimum amount that may be wired is $1,000.

By using the telephone redemption and exchange privileges, a shareholder authorizes a Fund and the Transfer Agent to act upon the instruction of any person by telephone they believe to be the shareholder. By telephone, this shareholder may sell shares from the account and transfer the proceeds to the address of record or the bank account designated or may exchange into another Fund. The Funds and the Transfer Agent are not liable for following instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. The Funds may change, modify or terminate the telephone redemption or exchange privilege at any time.

Additional Information – Sale requests specifying a certain date or share price cannot be accepted and will be returned. If you invest by wire, you may sell your shares on the first business day following such purchase. However, if you invest by a personal, corporate, cashier’s or government check, the sales proceeds will not be paid until your investment has cleared the bank, which may take up to 15 calendar days from the date of purchase. Exchanges into any of the other Funds are, however, permitted without the waiting period.

Any shareholders that invest in the Fund through a financial intermediary should contact their financial intermediary regarding redemption procedures. The Fund has authorized such financial intermediaries to accept orders to redeem shares on its behalf. A shareholder that invests in the Fund through a financial intermediary should contact the financial intermediary for information regarding redemption procedures and requirements. When authorized financial intermediaries receive a redemption order in good form, the order is considered as being placed with the Fund. Redemption orders received by the authorized financial intermediary before the close of regular trading on the NYSE will be transacted at that business day’s NAV; redemption orders received after the close of regular trading on the NYSE will be transacted at the next business day’s NAV.  Financial Intermediaries may arrange with the Funds to have settlements ranging from trade date plus one day (T+1) to trade date plus three days (T+3).

When the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Funds may suspend sales of Fund shares or postpone payment dates. If you are unable to accomplish your transaction by telephone (during times of unusual market activity), consider sending your order by express mail to the Funds, or facsimile to (513) 661-4901 or (513) 661-3160.

Because the Funds incur certain fixed costs in maintaining shareholder accounts, each Fund may require any shareholder to sell all of his or her shares in the Fund on 30 days’ written notice if the value of his or her shares in the Fund is less than $2,000 due to sales of Fund shares, or such other minimum amount as the Fund may determine from time to time. A shareholder may increase the value of his or her shares in the Fund to the minimum amount within the 30 day period. All shares of a Fund are also subject to an involuntary sale if the Board of Trustees determines to liquidate a Fund. An involuntary sale will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax Adviser.

Exchanging Fund Shares

As a shareholder in any Fund in the Johnson Mutual Funds Trust, you may exchange shares for shares of any other fund in the Johnson Mutual Funds Trust, subject to the minimum initial investment requirement of the Fund into which you are making the exchange. You may make an exchange by telephone or by written request.

By Telephone – Shareholders may call the Transfer Agent to exchange shares. An exchange may also be made by written request signed by all registered owners of the account mailed to the Transfer Agent. Requests for exchanges received prior to 4:00 p.m. Eastern Time will be processed at the next determined net asset value (NAV) as of the close of business on the same day.

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An exchange is made by selling shares of one Fund and using the proceeds to buy shares of another Fund, with the NAV for the sale and the purchase calculated on the same day. See “How to Sell Shares.” An exchange results in a sale of shares for federal income tax purposes. If you make use of the exchange privilege, you may realize either a long term or short term capital gain or loss on the shares sold.

Before making an exchange, you should consider the investment objective of the Fund to be purchased. If your exchange creates a new account, you must satisfy the requirements of the Fund in which shares are being purchased. You may make an exchange to a new account or an existing account; however, the account ownership must be identical. Exchanges may be made only in states where an exchange may legally be made. The Funds reserve the right to terminate or modify the exchange privilege in the future upon 60 days prior notice to the shareholders.

Dividends and Distributions

The Johnson Institutional Bond Funds intend to distribute substantially all of their net investment income as dividends to shareholders on a monthly basis. The Johnson Enhanced Return Fund intends to distribute substantially all of its net investment income as dividends to shareholders on a quarterly basis. Each Fund intends to distribute its capital gains once a year, at year end.

The Funds’ distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Dividends and capital gain distributions are automatically reinvested in additional shares at the NAV per share on the distribution date. An election to receive a cash payment of dividends and/or capital gain distributions may be made in the application to purchase shares or by separate written notice to the Transfer Agent. You will receive a confirmation statement reflecting the payment and reinvestment of dividends and summarizing all other transactions. If cash payment is requested, a check will be mailed within 7 business days (normally within 3 business days) after the payable date. If you withdraw your entire account, all dividends accrued to the time of withdrawal, including the day of withdrawal will be paid at that time. Distributions of less than $10 and distributions on shares purchased within the last 30 days, however, will not be paid in cash and will be reinvested. You may elect to have distributions on shares held in IRA’s and 403(b) plans paid in cash only if you are 59-½ years old or permanently and totally disabled or if you otherwise qualify under the applicable plan.

Frequent Purchase and Redemption of Fund Shares

The Funds discourage market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Redemptions are monitored by the Funds’ Transfer Agent to detect redemptions that occur within a specified time period, and any account in which such activity occurs is monitored for possible market timing activity. The Board of Trustees has adopted a policy directing the Funds to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of a Fund that indicates market timing or trading that it determines is abusive. This policy applies to all Fund shareholders. While each Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers.

Distribution Plans

The Short Duration, Intermediate and Core Bond Funds have adopted distribution and service plans under Rule 12b-1 of the Investment Company Act of 1940 that allows each Fund to pay distribution and/or service fees in connection with the distribution of its Class F shares and for services provided to shareholders. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class F Shares: Under the Funds’ Plan related to the Class F Shares, each Fund may pay an annual fee of up to 0.25% of the average daily net assets of the respective Fund’s Class F Shares. All or a portion of the distribution and services fees may be paid to your financial advisor for providing ongoing service to you.

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Taxes

In general, selling shares of a Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. Because distributions of long term capital gains are subject to capital gains taxes, regardless of how long you have owned your shares, you may want to avoid making a substantial investment when a Fund is about to make a taxable distribution. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares.

Each Fund will mail to each shareholder after the close of the calendar year a statement setting forth the federal income tax status of distributions made during the year. Dividends and capital gains distributions may also be subject to state and local taxes. You should consult with your tax Adviser regarding specific questions as to federal, state or local taxes, the tax effect of distributions and withdrawals from the Funds and the use of the Exchange Privilege.

Unless you furnish your certified taxpayer identification number (social security number for individuals) and certify that you are not subject to backup withholding, a Fund will be required to withhold and remit to the IRS 30% of the dividends, distributions and sales proceeds payable to the shareholder. A Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to a specific shareholder account in any year, the Fund will make a corresponding charge against the shareholder account.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by the Funds’ independent registered public accounting firm, Cohen & Company, Ltd. whose report, along with each Fund’s financial statements, are included in the Funds’ annual report, which is available upon request and without charge.

	Net Asset Value,	Net Investment	Net Capital		Distributions from Net	Distributions from	Distributions from Realized
	Beginning of Period	Income (Loss)	Gains (Loss)	Total Operations	Investment Income	Return of Capital	Capital Gains	Total Distributions
	$	$	$	$	$	$	$	$
Johnson Institutional Short Duration Bond Fund
2016	14.96	0.21	0.04	0.25	(0.23)	(0.00)(3)	-	(0.23)
2015	15.05	0.17	(0.07)	0.10	(0.19)	(0.00)(3)	-	(0.19)
2014	15.03	0.18	0.04	0.22	(0.20)	-	-	(0.20)
2013	15.27	0.25	(0.22)	0.03	(0.25)	-	(0.02)	(0.27)
2012	15.27	0.32	0.04	0.36	(0.32)	-	(0.04)	(0.36)
Johnson Institutional Intermediate Bond Fund
2016	15.41	0.34	0.18	0.52	(0.36)	-	(0.01)	(0.37)
2015	15.61	0.33	(0.19)	0.14	(0.34)	(0.00)(3)	-	(0.34)
2014	15.40	0.37	0.29	0.66	(0.39)	-	(0.06)	(0.45)
2013	16.24	0.45	(0.56)	(0.11)	(0.45)	-	(0.28)	(0.73)
2012	16.06	0.52	0.22	0.74	(0.52)	-	(0.04)	(0.56)
Johnson Institutional Core Bond Fund
2016	15.63	0.39	0.19[4]	0.58	(0.40)	(0.00)(3)	(0.08)	(0.48)
2015	15.98	0.39	(0.21)[4]	0.18	(0.42)	(0.00)(3)	(0.11)	(0.53)
2014	15.43	0.40	0.63[4]	1.03	(0.43)	-	(0.05)	(0.48)
2013	16.52	0.49	(0.80)[4]	(0.31)	(0.49)	-	(0.29)	(0.78)
2012	16.54	0.56	0.26[4]	0.82	(0.56)	-	(0.28)	(0.84)
Johnson Enhanced Return Fund
2016	15.17	0.18	1.76	1.94	(0.21)	-	(0.62)	(0.83)
2015	15.82	0.15	0.07	0.22	(0.17)	(0.00)(3)	(0.70)	(0.87)
2014	16.27	0.16	2.21	2.37	(0.17)	-	(2.65)	(2.82)
2013	15.50	0.24	4.58	4.82	(0.24)	-	(3.81)	(4.05)
2012	13.43	0.23	2.24	2.47	(0.23)	-	(0.17)	(0.40)

	Net Asset Value,		Net Assets, End of	Ratio of Expenses to Average Net Assets (2)		Ratio of Net Income(Loss) to Average Net Assets(2)		Portfolio
	End of Period	Total Return(1)	Period (Millions)	Before Waiver	After Waiver	Before Waiver	After Waiver	Turnover Rate
	$	%	$	%	%	%	%	%
Johnson Institutional Short Duration Bond Fund
2016	14.98	1.68	124.37	0.30.	0.24	1.32	1.38	73.88
2015	14.96	0.67	108.08	0.30	0.23	1.07	1.14	42.30
2014	15.05	1.44	78.27	0.30	0.24	1.14	1.20	42.41
2013	15.03	0.16	74.11	0.30	0.24	1.57	1.63	56.49
2012	15.27	2.35	70.08	0.30	0.26	2.02	2.06	43.98
Johnson Institutional Intermediate Bond Fund
2016	15.56	3.37	110.71	0.30	0.24	2.12	2.18	50.71
2015	15.41	0.90	104.36	0.30	0.23	2.06	2.13	32.75
2014	15.61	4.31	79.64	0.30	0.24	2.30	2.36	34.31
2013	15.40	(0.68)	76.12	0.30	0.24	2.79	2.85	55.78
2012	16.24	4.70	73.63	0.30	0.26	3.05	3.09	21.08
Johnson Institutional Core Bond Fund
2016	15.73	3.67	116.69	0.30	0.24	2.34	2.40	42.29
2015	15.63	1.16	86.90	0.30	0.23	2.39	2.46	29.51
2014	15.98	6.79	74.82	0.30	0.24	2.46	2.52	28.30
2013	15.43	(1.87)	71.30	0.30	0.24	2.99	3.04	67.39
2012	16.52	5.05	73.55	0.30	0.26	3.19	3.23	23.33
Johnson Enhanced Return Fund
2016	16.28	12.89	110.18	0.35	0.35	1.16	1.16	65.13
2015	15.17	1.34	97.95	0.35	0.35	0.91	0.91	57.75
2014	15.82	14.42	97.15	0.35	0.35	0.93	0.93	56.32
2013	16.27	31.31	83.93	0.67	0.35	1.00	1.32	33.09
2012	15.50	18.43	65.19	1.00	0.35	0.85	1.50	49.63

(1)	Total return on the table above represents the rate that the investor would have earned or lost on an investment in the fund, assuming reinvestment of dividends.
(2)	The Adviser agreed to waive a portion of the 0.30% maximum management fee for the Johnson Institutional Funds. For the Enhanced Return Fund, prior to May 1, 2013, the Adviser waived a portion of the 1.00% management fee. Effective May 1, 2013, the Adviser removed the fee waiver, and reduced the management fee to 0.35%.
(3)	Return of Capital is less than $0.005 per share.
(4)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

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PRIVACY POLICY

The relationship between Johnson Investment Counsel, Inc., our affiliates (Johnson Trust Company, Johnson Financial, Inc. and Johnson Mutual Funds) and our clients is the most important asset of our firm. We strive to maintain your trust and confidence, which is an essential aspect of our commitment to protect your personal information to the best of our ability. We believe that our clients value their privacy, and we do not disclose your nonpublic personal information to third parties unless it is permitted or required by law, at your direction, or is necessary to provide you with our services. We have not and will not sell your personal information to anyone.

Johnson Investment Counsel and our affiliates collect and maintain your nonpublic personal information so that we can better provide investment management and trust services to you. The types and categories of information that we collect and maintain about you include:

•      Information we receive from you to open an account or provide investment advice and trust services, such as your home address, telephone number, date of birth, social security number, and financial information.

•      Information about your transactions that we need to service your account, such as trade confirmations, account statements and other financial information.

In order for us to provide investment management and trust services to you, it is sometimes necessary for us to disclose your personal information to third parties (e.g., brokers, custodians, regulators, and tax return preparers). In addition we also outsource certain functions to various nonaffiliated third-party vendors. To allow these vendors to perform their contracted services, the firm may disclose certain nonpublic personal information about its clients to these vendors. While our contractual arrangements with third-party vendors prohibits third-party vendors from disclosing or using client information other than for the purposes of performing services for the firm, third-party vendors could experience information security breaches or other incidents that could expose client information. The occurrence of such an incident at a third-party vendor is outside of the firm’s control.

To fulfill our privacy commitment at Johnson Investment Counsel, we have instituted firm-wide practices to safeguard the information that we maintain about you. These include:

•	Adopting procedures that put in place physical, electronic, and other safeguards to keep your personal information safe.
•	Limiting access to personal information to those employees and service providers who need to know that information to perform their job duties or to provide products or services to you.
•	Requiring third parties that perform services for us to agree by contract to keep your information strictly confidential.
•	Protecting information of our former clients to the same extent as our current clients.

At Johnson Investment Counsel, we value your privacy.

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SERVICE PROVIDERS

Investment Adviser
Johnson Investment Counsel, Inc.

3777 West Fork Road

Cincinnati, Ohio 45247

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, Ohio 44115

Legal Counsel

Thompson Hine LLP

312 Walnut Street

14th Floor

Cincinnati, Ohio 45202-4089

Transfer Agent

Johnson Financial, Inc.

3777 West Fork Road

Cincinnati, Ohio 45247

Custodian

US Bank

425 Walnut Street

Cincinnati, Ohio 45202

OTHER SOURCES OF INFORMATION

Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on the Funds’ policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Funds’ affiliates. Shareholder reports contain management’s discussion of market conditions and investment strategies that significantly affected the Funds’ performance results as of the Funds’ latest semi-annual or annual fiscal year end.

Call the Funds at 513-661-3100 or 800-541-0170 or visit our web-site at www.johnsonmutualfunds.com to request free copies of the SAI and the Funds’ annual report, to request other information about the Funds and to make shareholder inquiries.

You may review and copy information about the Funds (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. You may also obtain reports and other information about the Funds on the EDGAR Database on the SEC’s Internet site at HTTP.//WWW.SEC.GOV, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: PUBLICINFO@SEC.GOV, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act #811-07254

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Statement of Additional Information	May 1, 2018

SAI dated May 1, 2018

♦	Johnson Institutional Short Duration Bond Fund

Class I: JIBDX Class F: [     ]

♦	Johnson Institutional Intermediate Bond Fund

Class I: JIBEX Class F: [     ]

♦	Johnson Institutional Core Bond Fund

Class I: JIBFX Class F: [     ]

♦	Johnson Enhanced Return Fund

JENHX

Johnson Mutual Funds Trust

3777 West Fork Road

Cincinnati, OH 45247

johnsonmutualfunds.com

(513) 661-3100

(800) 541-0170

FAX (513) 661-4901

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of the Johnson Institutional Bond Funds dated May 1, 2017. This SAI incorporates by reference the financial statements and report of independent registered public accounting firm in the Funds’ Annual Report to Shareholders for the year ended December 31, 2016 (the “Annual Report”). A free copy of the Prospectus and Annual Report can be obtained by writing the Trust at 3777 West Fork Road, Cincinnati, Ohio 45247, by calling the Trust at (513) 661-3100 or (800) 541-0170, or by visiting our website at www.johnsonmutualfunds.com.

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DESCRIPTION OF THE TRUST

Johnson Mutual Funds Trust (the “Trust”) is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 30, 1992 (the “Trust Agreement”). The Board of Trustees supervises the business activities of the Trust. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Shares of eleven series are currently authorized, four of which are the Johnson Institutional Short Duration Bond Fund, the Johnson Institutional Intermediate Bond Fund, the Johnson Institutional Core Bond Fund (the Bond Funds), and the Johnson Enhanced Return Fund (together with the Bond Funds, the “Funds”). The Bond Funds were established on August 31, 2000, and the Enhanced Return Fund was established on August 24, 2005.

Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the officers of the Trust, subject to the review and approval of the Board of Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Each of the Funds, at its discretion and with shareholder consent, may use securities from a Fund’s portfolio to pay you for your shares, provided that Johnson Investment Counsel, Inc. (the “Adviser”) deems that such a distribution of securities will not adversely affect the Fund’s portfolio. Any such transfer of securities to you will be a taxable event and you may incur certain transaction costs relating to the transfer. Contact the Funds for additional information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS

This section contains a more detailed discussion of some of the investments of the Funds may make and some of the techniques they may use.

A.	Quality Ratings

The Adviser considers securities to be of investment-grade quality if they are rated BBB or higher by S&P, Baa or higher by Moody’s or, if unrated, determined by the Adviser to be of comparable quality. Investment-grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. If the rating of a security by S&P or Moody’s drops below investment-grade, the Adviser will dispose of the security as soon as practicable (depending on market conditions) unless the Adviser determines, based on its own credit analysis, that the security provides the opportunity of meeting the Fund’s objective without presenting excessive risk. No Fund will invest more than 5% of the value of its net assets in securities that are below investment-grade. If, as a result of a downgrade, a Fund holds more than 5% of the value of its net assets in securities rated below investment-grade, the Fund will take action to reduce the value of such securities below 5%.

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B.	Corporate Debt Securities

Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper that consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations.

C.	Fixed Income Securities

Fixed income securities include corporate debt securities, U.S. government securities, mortgage-backed securities, zero coupon bonds, asset-backed and receivable-backed securities and participation interests in such securities. Preferred stock and certain common stock equivalents may also be considered to be fixed income securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

D.	U.S. Government Securities

U.S. Government securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. Government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities such as securities issued by the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association (FNMA), are supported only by the credit of the agency that issued them and the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are neither insured nor guaranteed by the U.S. government. On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (“FHFA”) announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac.

E.	Mortgage-Backed Securities

Mortgage-backed securities represent an interest in a pool of mortgages. These securities, including securities issued by FNMA and GNMA, provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid. Unscheduled or early payments on the underlying mortgages may shorten the securities’ effective maturities. The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, a Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be sold upon prepayment). In addition, prepayments of such securities held by a Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value. Furthermore, the prices of mortgage-backed securities can be significantly affected by changes in interest rates. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by a Fund at lower rates of return. While there is no limit on issues backed by government agencies, no Fund will invest more than 30% of its net assets in mortgage-backed securities issued by entities other than government agencies.

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F.	Collateralized Mortgage Obligations (CMOs)

CMOs are securities collateralized by mortgages or mortgage-backed securities. CMOs are issued with a variety of classes or series, which have different maturities and are often retired in sequence. CMOs may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. Non-government securities may offer a higher yield but also may be subject to greater price fluctuation than government securities. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage and mortgage-backed securities. In addition, in the event of bankruptcy or other default of an entity who issued the CMO held by a Fund, the Fund could experience both delays in liquidating its position and losses. While there is no limit on issues backed by government agencies, no Fund will invest more than 30% of its net assets in CMOs issued by entities other than government agencies.

G.	Financial Service Industry Obligations

Financial service industry obligations include, among others, the following.

1.	Certificates of Deposit - Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

2.	Time Deposits - Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate. Time deposits are considered to be illiquid prior to their maturity.

3.	Bankers’ Acceptances - Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

H.	Asset-Backed and Receivable-Backed Securities

Asset-backed and receivable-backed securities are undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) held in a trust. Payments of principal and interest are passed through to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed or receivable-backed security’s par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed and receivable-backed securities are ultimately dependent upon payment of consumer loans by individuals and the certificate holder generally has no recourse against the entity that originated the loans. The underlying loans are subject to prepayments that shorten the securities’ weighted average life and may lower their return. As prepayments flow through at par, total returns would be affected by the prepayments—if a security were trading at a premium, its total return would be lowered by prepayments, and if a security were trading at a discount, its total return would be increased by prepayments. No Fund will invest more than 30% of its net assets in asset-backed or receivable-backed securities.

I.	Restricted Securities

Restricted securities are securities the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the price it could have obtained when it decided to sell. No Fund will invest more than 5% of its net assets in restricted securities.

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J.	Foreign Securities

The Funds may invest in dollar denominated foreign fixed-income securities issued by foreign companies, foreign governments or international organizations and determined by the Adviser to be comparable in quality to investment-grade domestic securities. Neither Fund will invest in a foreign security if, immediately after a purchase and as a result of the purchase, the total value of foreign securities owned by the Fund would exceed 15% of the value of the total assets of the Fund. To the extent that a Fund does invest in foreign securities, such investments may be subject to special risks such as changes in restrictions on foreign currency transactions and rates of exchange, and changes in the administration or economic and monetary policies of foreign governments.

K.	Repurchase Agreements

A repurchase agreement is a short-term investment in which the purchaser acquires ownership of a U.S. government security (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value. However, the Funds intend to enter into repurchase agreements only with the Trust’s custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser (subject to review by the Board of Trustees) to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which a Fund engages in repurchase transactions, and a Fund will not invest more than 5% (15% in the core of the Enhanced Return Fund) of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

L.	When Issued Securities and Forward Commitments

Each Fund may buy and sell securities on a when-issued or delayed delivery basis, with payment and delivery taking place at a future date. The price and interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may enter into such forward commitments if it holds, and maintains until the settlement date in a separate account at the Custodian, cash or U.S. government securities in an amount sufficient to meet the purchase price. The Funds will not invest more than 25% of their respective total assets in forward commitments. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Any change in value could increase fluctuations in a Fund’s share price and yield. Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to the settlement if the Adviser deems it appropriate to do so.

M.	Futures Contracts and Options on Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. An option on a futures contract obligates the writer, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. Whether a party realizes a gain or loss from futures activities depends upon movements in the underlying security or index. Futures contracts may be issued with respect to fixed-income securities, foreign currencies, single stocks or financial indices, including indices of U.S. government securities, foreign government securities, and equity or fixed-income securities. U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission (the "CFTC") and must be executed through a Futures Commission Merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts between the clearing members of the exchange. Each Fund only invests in futures contracts to the extent it could invest in the underlying instrument directly. The Funds have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

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Risk Factors in Futures Transactions

Liquidity Risk - Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions also could be impaired.

Correlation Risk - The prices of futures contracts depend primarily on the value of their underlying instruments. As a result, futures prices can diverge from the prices of their underlying instruments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between futures contracts and their underlying instruments also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts.

Margin Requirements

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits:

▪	Are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded;
▪	May be maintained in cash or certain other liquid assets by the Fund's custodian for the benefit of the FCM; and
▪	Are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM's other customers. The Trust will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which it does business.

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SEC Segregation Requirements

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Securities and Exchange Commission (the "SEC"). Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). However, segregation of assets is not required if the Fund "covers" a long position. For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established).

Liquidity Impact of Margin and SEC Segregation Requirements

Although the Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets will be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, the Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

N.	Exchange Traded Funds

Each Fund may invest in a range of exchange-traded funds ("ETFs"). ETFs may include, but are not limited to, Standard & Poor’s Depositary Receipts ("SPDRs"), DIAMONDS, SM NASDAQ-100 Index Tracking Stock ("QQQs"), iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50, Fortune 500, streetTRACKS and VIPERs. Additionally, each Fund may invest in new exchange traded shares as they become available.

SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks designed to closely track the price performance and dividend yield of the Standard & Poor’s 500 Composite Stock Price Index TM . SPDRs trade on the NYSE Arca Exchange under the symbol SPY. The value of SPDRs fluctuates in relation to changes in the value of the underlying portfolio of common stocks. A MidCap SPDR is similar to a SPDR except that it tracks the performance of the S&P MidCap 400 Index and trades on the NYSE Arca Exchange under the symbol MDY. DIAMONDS represent an investment in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the “Dow”) in that its holding consists of the 30 component stocks of the Dow. The DIAMONDS Trust is structured so that its shares trade at approximately 1/100 of the value of the Dow Index. The DIAMONDS Trust’s shares trade on the NYSE Arca Exchange under the symbol DIA. QQQs represent ownership in the Nasdaq-100 Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the Nasdaq 100 Index by holding shares of all the companies on the Index. Shares trade on the NYSE Arca Exchange under the symbol QQQ. The iShare products own the stocks in various sector indices, such as the Morgan Stanley Corporate 100 Bond Index. Investments in SPDRs, DIAMONDS, QQQs and iShares are considered to be investments in other investment companies, see "Investment Company Securities" above.

The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. A Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Adviser believes it is in the Fund's interest to do so. A Fund's ability to redeem creation units may be limited by the 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

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There is a risk that the underlying ETFs in which a Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which a Fund intends to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although the Funds believe that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. To the extent a Fund invests in a sector product, the Fund is subject to the risks associated with that sector.

O.	INVESTMENT COMPANY SECURITIES

Each Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), and the Fund's investment objectives. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations.

Under Section 12(d)(1) of the 1940 Act, the Funds may only invest up to 5% of their total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of their total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Funds if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Funds and all affiliated persons of the Funds; and (ii) the Funds have not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. An investment company that issues shares to the Funds pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Funds (or the Adviser acting on behalf of the Funds) must comply with the following voting restrictions: when a Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the share s held by the Fund in the same proportion as the vote of all other holders of such security.

P.	MUNICIPAL SECURITIES

Municipal securities are long- and short-term debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, as well as other qualifying issuers (including the U.S. Virgin Islands, Puerto Rico and Guam), the income from which is exempt from regular federal income tax and generally exempt from state tax in the state of issuance. Municipal securities are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities, or the financing of privately owned or operated facilities. Municipal securities consist of tax-exempt bonds, tax-exempt notes and tax-exempt commercial paper. Municipal notes, which are generally used to provide short-term capital needs and have maturities of one year or less, include tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes. Tax-exempt commercial paper typically represents short-term, unsecured, negotiable promissory notes. The Funds may invest in other municipal securities such as variable rate demand instruments.

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The two principal classifications of municipal securities are “general obligations” and “revenue” bonds. General obligation bonds are backed by the issuer’s full credit and to the extent of its taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private issuer of the facility and, therefore, investments in these bonds have more potential risk that the issuer will not be able to meet scheduled payments of principal and interest. As industrial development authorities may be backed only by the assets and revenues of non-governmental users, the Fund will not invest more than 5% of its assets in securities backed by non-government backed securities in the same industry.

The Adviser considers municipal securities to be of investment-grade quality if they are rated BBB or higher by S&P, Baa or higher by Moody’s or, if unrated, determined by the Adviser to be of comparable quality. Investment-grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. If the rating of a security by S&P or Moody’s drops below investment-grade, the Adviser will dispose of the security as soon as practicable (depending on market conditions) unless the Adviser determines, based on its own credit analysis, that the security provides the opportunity of meeting the Fund’s objective without presenting excessive risk. No Fund will invest more than 5% of the value of its net assets in securities that are below investment-grade. If, as a result of a downgrade, a Fund holds more than 5% of the value of its net assets in securities rated below investment-grade, the Fund will take action to reduce the value of such securities below 5%.

INVESTMENT LIMITATIONS

A.	Fundamental

The investment limitations described below have been adopted by the Trust with respect to each Fund and are fundamental (“Fundamental”)—i.e., they may not be changed without the affirmative vote of majority of the outstanding shares of the applicable Fund. As used in the Prospectus and this Statement of Additional Information, the term “majority” of the outstanding shares of the Trust (or of any series) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable series) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or applicable series) are present or represented at such meeting, or (2) more than 50% of the outstanding shares of the Trust (or the applicable series). Other investment practices that may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

1.	Borrowing Money - The Funds will not borrow money except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund, or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.	Senior Securities - The Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is (a) consistent with or permitted by the 1940 Act, the rules and regulations promulgated there under or interpretations of the Securities and Exchange Commission or its staff, and (b) as described in the Prospectus and this Statement of Additional Information.

3.	Underwriting - The Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

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4.	Real Estate - The Funds will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-backed securities or investing in companies engaged in the real estate business.

5.	Commodities - The Funds will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Funds from purchasing or selling options or futures contracts or from investing in securities or other instruments backed by commodities.

6.	Loans - The Funds will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.	Concentration - Each Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as the date of consummation.

B.	Non-Fundamental

The following limitations have been adopted by the Trust with respect to each Fund and are Non-Fundamental.

1.	Pledging - The Funds will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in Fundamental Limitation (1) above.

2.	Borrowing - The Funds will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

3.	Margin Purchases - The Funds will not purchase securities or evidences of interest thereon on “margin”. This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchase and sales or redemption of securities.

4.	Short Sales - The Funds will not effect short sales of securities unless it owns or has the right to obtain securities equivalent in-kind and amount to the securities sold short.

5.	Futures and Options - The Bond Funds will not purchase or sell futures, puts, calls, options or straddles. The Enhanced Return Fund will not purchase or sell futures, puts, calls, options or straddles except as described in the Fund’s prospectus and this Statement of Additional Information.

6.	Illiquid Investments - Each Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

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7.	Issuers - No Fund will invest more than 5% of its net assets in securities for which there are legal or contractual restrictions or resale and other illiquid securities.

8.	Non-Dollar Denominated Securities - The Funds will only purchase dollar-denominated investments.

9.	Eighty Percent Investment Policy - Under normal circumstances, at least 80% of each Bond Fund’s respective Fund’s assets (defined as net assets plus the amount of any borrowing for investment purposes) will be invested in bonds. No Bond Fund will change this policy unless the Fund’s shareholders are provided with at least sixty days prior written notice. The notice will be provided in a separate written document, containing the following, or similar, statement in bold-face type: “Important Notice Regarding Change in Investment Policy”. The statement will also appear on the envelope in which the notice is delivered unless the notice is delivered separate from any other communication to the Bond Fund’s shareholders.

TRUSTEES AND OFFICERS

Information pertaining to the Trustees and Officers of the Trust is provided below. Trustees who are not deemed to be interested persons of the Trust, as defined in the 1940 Act, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Trust are referred to as Interested Trustees. Each Trustee serves as a Trustee until the termination of the Trust unless the Trustee dies, resigns or is removed.

NAME, ADDRESS AND AGE	CURRENT POSITION HELD WITH TRUST	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS OVERSEEN	OTHER DIRECTORSHIPS HELD DURING THE PAST FIVE YEARS
Interested Trustee
Timothy E. Johnson (74)* 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Chairman and Director of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati	11	None
Independent Trustees
Ronald H. McSwain (74) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	11	None
James J. Berrens (51) 3777 West Fork Rd Cincinnati, OH 45247	Trustee	Since 2006	Christian Community Health: Chief Executive Officer since May 2015, Chief Financial Officer September 2010 to May 2015	11	None
John R. Green (74) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2006	Retired from The Procter & Gamble Company	11	None

Dr. Jeri B. Ricketts (59) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2013	Director of Carl H. Lindner Honors-PLUS Program, University of Cincinnati since 2002; Associate Professor in Accounting, University of Cincinnati since 1986.	11	None
Officers
Jason O. Jackman (46) 3777 West Fork Road Cincinnati, Ohio 45247	President	Since 2013	President and Chief Investment Officer of the Adviser since October 2013; Director of Fixed Income and Institutional Management March 2004 to October 2013.	N/A	N/A
Dale H. Coates (58) 3777 West Fork Road Cincinnati, Ohio 45247	Vice President	Since 1992	Portfolio Manager of the Trust’s Adviser	N/A	N/A
Marc E. Figgins (53) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Financial Officer and Treasurer	Since 2002	Mutual Funds Manager for Johnson Financial, Inc.	N/A	N/A
Scott J. Bischoff (51) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Compliance Officer	Since 2005	Operations Manager of the Trust’s Adviser	N/A	N/A
Jennifer J. Kelhoffer (45) 3777 West Fork Road Cincinnati, Ohio 45247	Secretary	Since 2007	Compliance Associate for the Adviser	N/A	N/A

*Mr. Johnson is an interested person of the Trust because he is a director, officer and employee of the Trust’s Adviser and a Trustee of the Trust.

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Board Leadership Structure. The Trust is led by Mr. Jason Jackman, who has served as the President (principal executive officer) of the Trust, since December 2013 and Mr. Ronald McSwain, an independent Trustee who serves as Chairman of the Board. The Board of Trustees is comprised of one (1) Interested Trustee and four (4) Independent Trustees (i.e. those who are not "interested persons" of the Trust, as defined under the 1940 Act). Mr. McSwain serves as the Chairman so the Trust has not otherwise designated a Lead Independent Trustee. However, governance guidelines provide that all the Independent Trustees will meet in executive session at each Board meeting and no less than quarterly. The Trust has an Audit Committee and a Nominating Committee with separate chairs. The Trust does not have any other committees. Under the Trust's Declaration of Trust, By-Laws and governance guidelines, the Chairman of the Board is generally responsible for (a) chairing board meetings, (b) setting the agendas for these meetings and (c) providing information to board members in advance of each board meeting and between board meetings. Generally, the Trust believes it best to have the leadership roles split between Mr. Jackman and Mr. McSwain who are collective seen by shareholders, business partners and other stakeholders as providing strong leadership and dual oversight of the Funds' operations. The Trust believes that its President and Chairman, together with the Audit Committee and the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its Funds and each shareholder.

Board Risk Oversight. The Board of Trustees is comprised of one (1) Interested Trustee and four (4) Independent Trustees with an Audit Committee and Nominating Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from Mr. Scott J. Bischoff in his role as Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting the risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications. Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes, and (iv) skills. Timothy E. Johnson, Ph.D., is the founder and Chairman of the Trust's investment adviser. Mr. Johnson is also a Professor of Finance at the University of Cincinnati. He is the author of three textbooks, has written numerous journal articles on finance and has spoken at many seminars around the country. Mr. Johnson is also an active member of numerous professional and civic organizations in the Greater Cincinnati community. Mr. Johnson holds a B.A. in Economics from North Park University, an M.B.A. in Finance from the University of Akron, and a Ph.D. in Finance from University of Illinois.

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Mr. Ronald McSwain, who serves as a Trustee and Chairman of the Trust, until 2001 was President of McSwain Carpets, Inc. and since 1984 has been a partner in P&R Realty, a real estate development firm. Mr. McSwain has many years of business leadership experience which is useful to the Board in its decision making process. Mr. James Berrens is the Chief Executive Officer of Officer of Christian Community Health Center, a position he has held since May 2015. Prior to May 2015, Mr. Berrens was the Chief Financial Officer of Christian Community Health Center from 2010 to May 2015. Mr. Berrens has many years of experience preparing and analyzing financial statements, which is beneficial to the Board during its review of the Trust's financial statements and dealing with other accounting issues. Mr. John Green is retired from The Procter & Gamble Company. Before his retirement, Mr. Green was a Director of Global Purchases at Procter & Gamble and his knowledge of the operations of large international corporations is useful to the Board during its deliberations regarding distribution strategies and practices for the Funds. Dr. Jeri Ricketts is Associate Professor of Accounting, and Director of the Carl H. Lindner Honors-PLUS Business Program at the University of Cincinnati. She worked as an auditor before returning in 1981 to work on her MBA at the University of Cincinnati. After completing her MBA, she entered the PhD program at UC, obtaining her PhD in accounting in 1986.

The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that collective experience of each Trustee makes them highly qualified.

The Board currently has an Audit Committee and a Nominating Committee. Each committee consists of all independent trustees. The Audit Committee met twice during the fiscal year ended December 31, 2017. The primary purpose of the Audit Committee is to oversee the Trust’s accounting and financial reporting policies, practices and internal controls, as required by the statutes and regulations administered by the Securities and Exchange Commission, including the 1940 Act. The functions of the Nominating Committee are to oversee the nomination and selection of the Trustees. The Nominating Committee did not meet during the fiscal year ended December 31, 2017.

The dollar ranges of securities beneficially owned by the Trustees in each Fund and in the Trust as of March 31, 2018 are as follows:

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES HELD IN EACH FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES HELD IN ALL FUNDS OF THE TRUST
Timothy E. Johnson	Bond Funds- None Enhanced Return Fund –Over $100,000	[ ]
Ronald H. McSwain	Bond Funds- None Enhanced Return Fund –Over $100,000	[ ]
James J. Berrens	None	[ ]
John R. Green	None	[ ]
Jeri B. Ricketts	None	[ ]

The compensation paid to the Trustees of the Trust for the year ended December 31, 2016 is set forth in the following table:

NAME OF TRUSTEE	TOTAL COMPENSATION FROM TRUST (THE TRUST IS NOT IN A FUND COMPLEX) [1]
Timothy E. Johnson	$0
Ronald H. McSwain	$10,000
James J. Berrens	$10,000
John R. Green	$10,000
Jerri B. Ricketts	$10,000

1 Trustee fees are Trust expenses. However, because the Management Agreement obligates the Adviser to pay all of the operating expenses of the Trust (with limited exceptions), the Adviser makes the actual payment.

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As of March 31, 2018, the following persons owned of record, for the benefit of their respective clients, more than 5% of the outstanding voting shares of each of the Funds:

Johnson Institutional Short Duration Bond Fund
Covenant Trust Company, 5215 Old Orchard Road, Suite 725, Skokie, Illinois 60077:	[ ]%
BMO Harris Bank, 111 W. Monroe Street, Chicago, Illinois 60603:	[ ]%
Christian Theological Seminary, 1000 W. 42nd Street, Indianapolis, Indiana 46208:	[ ]%

Johnson Institutional Intermediate Bond Fund
Covenant Trust Company, 5215 Old Orchard Road, Suite 725, Skokie, Illinois 60077:	[ ]%
BMO Harris Bank, 111 W. Monroe Street, Chicago, Illinois 60603:	[ ]%
Charles Schwab & Co., 211 Main Street, San Francisco, California 94105:	[ ]%
National Covenant Properties, 8303 W. Higgins Road, Chicago, Illinois 60631:	[ ]%

Johnson Institutional Core Bond Fund
Covenant Trust Company, 5215 Old Orchard Road, Suite 725, Skokie, Illinois 60077-1045:	[ ]%
Charles Schwab & Co., 211 Main Street, San Francisco, California 94105:	[ ]%
Client accounts managed by Johnson Investment Counsel, Inc., with full advisory discretion:	[ ]%
US Bank, 425 Walnut Street, Cincinnati, Ohio 45202:	[ ]%
BNY Mellon, 225 Liberty Street, New York, New York 10286: 6.01%	[ ]%

Johnson Enhanced Return Fund
Client accounts managed by Johnson Investment Counsel, Inc., with full advisory discretion:	[ ]%

The officers and Trustees as a group beneficially owned as of March 31, 2018 the following percentage of the outstanding shares of the Funds (excluding discretionary advisory accounts of Johnson Investment Counsel, Inc. and shares held in the Johnson Investment Counsel Profit Sharing/401(k) Plan, except those shares directly attributable to a Trustee or Officer.):

Johnson Institutional Short Duration Bond Fund	0.00%

Johnson Institutional Intermediate Bond Fund	0.00%

Johnson Institutional Core Bond Fund	0.00%

Johnson Enhanced Return Fund	[ ]%

Shareholder Rights - Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he/she owns and fractional votes for fractional shares he/she owns. All shares of a Fund have equal voting rights and liquidation rights.

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The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund under Section 2(a)(9) of the 1940 Act. As of March 31, 2017, Covie and Company may be deemed to own in the aggregate more than 25% of the shares of the Bond Funds, and, as a result, may be deemed to control these Funds; Maril & Co. may be deemed to own in aggregate more than 25% of the Short Duration Bond Fund, and, as a result, may be deemed to control this Fund; and, discretionary advisory accounts of Johnson Investment Counsel, Inc. and other accounts that officers and/or employees may control, may be deemed to own in the aggregate more than 25% of the shares of the Enhanced Return Fund, and, as a result, may be deemed to control this Fund. In addition, Timothy E. Johnson may be deemed to control the Adviser, or its affiliates, and as a result, may be deemed to control the Enhanced Return Fund.

THE INVESTMENT ADVISER

The Trust’s investment adviser is Johnson Investment Counsel, Inc., 3777 West Fork Road, Cincinnati, Ohio 45247. Timothy E. Johnson may be deemed to be a controlling person and an affiliate of the Adviser due to his ownership of its shares and his position as the Chairman of the Adviser. Mr. Johnson, because of such affiliation, may receive benefits from the management fees paid to the Adviser.

Under the terms of the Management Agreement, the Adviser manages the Funds’ investments subject to approval of the Board of Trustees and pays all of the expenses of the Funds except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expense on securities sold short), and extraordinary expenses. As compensation for its management services and agreement to pay the Funds’ expenses, the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.30% of the average daily net assets of each Bond Fund, and 0.35% of the average daily net assets of the Enhanced Return Fund. The management fees for the Bond Funds are [ ]% under the fee waiver. The Adviser retains the right to remove this waiver after April 30, 2019.

For the fiscal years indicated below, the following advisory fees, net of fee waivers, were paid:

	2017	2016	2015
Johnson Institutional Short Duration Bond Fund		$270,227	$234,361
Johnson Institutional Intermediate Bond Fund		256,228	225,292
Johnson Institutional Core Bond Fund		233,889	190,955
Johnson Enhanced Return Fund		367,634	343,195

Fee waivers that otherwise would have been payable to the Adviser by the Funds respectively:

	2017	2016	2015
Johnson Institutional Short Duration Bond Fund		$74,197	$65,623
Johnson Institutional Intermediate Bond Fund		70,372	63,308
Johnson Institutional Core Bond Fund		64,184	53,090
Johnson Enhanced Return Fund		-	-

The Adviser retains the right to use the name “Johnson” in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust’s right to use the name “Johnson” automatically ceases thirty days after termination of the Management Agreement and may be withdrawn by the Adviser on thirty days written notice.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. A Fund may from time to time purchase securities issued by banks and other financial institutions that provide such services; however, in selecting investments for a Fund, no preference will be shown for such securities.

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PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Trust’s portfolio decisions and the placing of the Trust’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Trust, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Trust and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Trust effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Trust. Although research services and other information are useful to the Trust and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Trust under the Management Agreement.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to market makers may include the spread between the bid and asked prices.

To the extent that the Trust and another of the Adviser’s clients seek to acquire the same security at about the same time, the Trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Trust. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be allocated using the following rules:

A.	All client accounts would have their entire order filled or receive no shares at all, unless the account’s purchase would exceed $50,000. In that case, filling part of the order for that account would be acceptable.

B.	The orders would be filled beginning with the account least invested in that security type, relative to its goal, and proceed through the list with the last order filled for the account most invested in that security type, relative to its goal.

Based on rule A, some accounts may be skipped to meet the exact number of shares purchased. For the sale of a security, the orders would be filled beginning with the most fully invested account moving to the least fully invested.

The Trust and the Adviser have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Funds. You may obtain a copy of the Code from the Securities and Exchange Commission.

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DISTRIBUTION PLAN

The Short Duration Bond Fund, Intermediate Bond Fund and Core Bond Fund have adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 with respect to each Fund’s Class F shares (the “Plan”). The Plan permits the Funds to pay for certain distribution and promotion expenses related to marketing Class F shares of the Funds. The amount payable annually by the Funds is authorized to a maximum amount of 0.25% of its average daily net assets attributable to each Fund’s Class F shares. However, the amount currently authorized by the Trust is 0.10%.

Under the Plan, the Trust may engage in any activities related to the distribution of Class F shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of shares of the Funds, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares of the Funds; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of shares of the Funds; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Funds for recipients other than existing shareholders of the Funds; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (g) costs of implementing and operating this Plan.

The Trustees expect that the Plan could significantly enhance the Funds’ ability to expand distribution of shares of the Funds. It is also anticipated that an increase in the size of the Funds will facilitate more efficient portfolio management and assist the Funds in seeking to achieve its investment objective.

The Plan has been approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person. Continuation of the Plan and the related agreements must be approved by the Trustees annually, in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the applicable Funds. Any amendment increasing the maximum percentage payable under the Plan or other material change must be approved by a majority of the outstanding shares of the Funds, and all other material amendments to the Plan or any related agreement must be approved by a majority of the independent Trustees.

DETERMINATION OF SHARE PRICE

The prices (net asset values) of the shares of each Fund are determined as of the close of trading of the New York Stock Exchange (4:00 p.m. Eastern time) on each day the Trust is open for business and on any other day on which there is sufficient trading in a Fund’s securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust uses Thomson Financial and Interactive Data Corporation to price portfolio securities. The Board of Trustees periodically reviews the pricing services used by the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing services does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. Short-term investments in fixed income securities with maturities of less than sixty days when acquired, or which subsequently are within sixty days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

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For additional information about the methods used to determine the net asset value (share price), see “Share Price Calculation” in the Prospectus.

TAXES

Each Fund has qualified, and intends to continue to qualify, under Subchapter M of the Internal Revenue Code. By so qualifying, no Fund will be liable for federal income taxes to the extent its taxable net investment income and net realized capital gains are distributed to shareholders. Each Fund is required by federal law to withhold and remit to the U.S. Treasury a portion (30%) of the dividend income and capital gains distributions of any account unless the shareholder provides taxpayer identification number and certifies that the taxpayer identification number is correct and that the shareholder is not subject to backup withholding.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

Under the Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of December 31, 2016, the following Fund had net realized capital loss carryforwards:

Capital Loss Carryovers
	Indefinite Long-Term	Indefinite Short-Term	Total Capital Loss Carryover
Short Duration Bond Fund

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2017. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

DISTRIBUTION PLAN

The Short Duration Bond Fund, Intermediate Bond Fund and Core Bond Fund have adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”), for their respective Class F shares. The Plan permits each Fund to pay for certain distribution and promotion expenses related to marketing shares of the Fund. The amount payable annually by each Fund is 0.25% of its average daily net assets.

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Under the Plan, the Trust may engage in any activities related to the distribution of Fund shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of shares of the Fund, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares of the Fund; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of shares of the Fund; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (g) costs of implementing and operating this Plan.

The Trustees expect that the Plan could significantly enhance each Fund’s ability to expand distribution of shares of the Fund. It is also anticipated that an increase in the size of a Fund will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objective.

The Plan has been approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person. Continuation of the Plan and the related agreements must be approved by the Trustees annually, in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the applicable Fund. Any amendment increasing the maximum percentage payable under the Plan or other material change must be approved by a majority of the outstanding shares of the Fund, and all other material amendments to the Plan or any related agreement must be approved by a majority of the independent Trustees.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds are required to include a schedule of portfolio holdings in their annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Funds also are required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Funds must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Funds without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor). The Funds release portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Funds. These third party servicing agents include the Adviser, Transfer Agent, Fund Accounting Agent, Administrator and Custodian, each of which is described in this SAI. Additionally, the Funds may release portfolio holdings to third party rating agencies and data reporting platforms (currently Lipper and Morningstar) on a periodic basis. The Funds also may disclose portfolio holdings, as needed, to the Funds’ auditors, proxy voting services (if applicable), pricing services and legal counsel, each of which is described in the prospectus or in this SAI. This information is disclosed to third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential.

Except as described above, the Funds are prohibited from entering into any arrangements with any person to make available information about the Funds’ portfolio holdings without the specific approval of the Board. The Adviser must submit any proposed arrangement pursuant to which the Adviser intends to disclose the Funds’ portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.

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PORTFOLIO MANAGERS

The Johnson Mutual Funds are managed with a team approach. The following charts indicate the individuals involved with the day to day portfolio management of each of the Johnson Mutual Funds and a description of their experience. Also included in the chart is a dollar range of equity securities in the Funds.

Portfolio Manager, Title	Participation on Teams	Length of Service (Years)	Business Experience	Dollar Range of Equity Securities in Funds
Michael Leisring	Short Duration Bond Intermediate Bond Core Bond Enhanced Return	19	CFA, 2002; Team Leader for the Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund, Enhanced Return Fund; Director Fixed Income Since October, 2013; Fixed Income Analyst for the Adviser since June, 2003; Portfolio Manager Assistant for the Adviser March, 1999 to June, 2003.	Short Duration - $[ ] Intermediate - $[ ] Core - $[ ] Enhanced Return - $[ ]
Jason Jackman	Short Duration Bond Fund, Intermediate Bond Fund, Core Bond Fund, Enhanced Return Fund	24	CFA, 1998; President and Chief Investment Officer Since October, 2013; Portfolio Manager for the Adviser since August, 1993.	Short Duration - $[ ] Intermediate - $[ ] Core - $[ ] Enhanced Return - $[ ]
Dale Coates	Short Duration Bond Fund, Intermediate Bond Fund, Core Bond Fund, Enhanced Return Fund	29	CFA, 1999; Vice President and Portfolio Manager of the Adviser since February, 1989.	Short Duration - $[ ] Intermediate - $[ ] Core - $[ ] Enhanced Return - $[ ]
David Theobald	Short Duration Bond Fund, Enhanced Return Fund	1	CFA, 2012; Fixed Income Portfolio Manager for the Adviser since 2013.	Short Duration – $[ ]Enhanced Return - $[ ]
Brandon Zureick	Short Duration Bond Fund, Intermediate Bond Fund, Core Bond Fund, Enhanced Return Fund	3	CFA, 2012; Fixed Income Portfolio Manager and Portfolio Strategist for the Adviser since 2011.	Short Duration - $[ ] Intermediate - $[ ] Core - $[ ] Enhanced Return - $[ ]

The following table discloses the number of accounts managed by the portfolio manager team member and the total assets managed within other registered investment companies (“RIC”) as of December 31, 2017. The Adviser does not use any performance based fees accounts. None of the managers listed below provide management to Other Pooled Vehicles.

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Team Member	Number of RIC Accounts	Total RIC Assets	Number of Other Accounts	Total Assets of Other Accounts
Michael Leisring
Jason Jackman
Dale Coates
David Theobald
Brandon Zureick

There are currently no conflicts of interest between the management of the Funds and the accounts described above that the Fund determines is material. Purchases and redemptions to the accounts are processed with an allocation program that does not permit any discrimination to either the Fund accounts or the accounts described above.

Each of the team members are compensated for their services by the Adviser. Each Portfolio Manager’s compensation consists of a salary, incentive compensation, and retirement plan contributions by the Adviser. The salary for each team member is fixed. The incentive compensation structure provides additional compensation to the portfolio management team member if the Funds and accounts described in the table meet certain performance criteria versus the established benchmarks on a pretax basis. The benchmarks are measured on a one and three year basis. Portfolio management team members are also eligible for participation in a Defined Contribution Plan which provides retirement contributions based on a percent of salary which is applied to all employees of the Adviser and its affiliates.

CUSTODIAN

US Bank, 425 Walnut Street, Cincinnati, Ohio 45202, is the current custodian of the Funds’ investments. The Custodian acts as each Fund’s depository, holds its portfolio securities in safekeeping, collects all income and other payments with respect thereto, disburses funds at the Funds’ request and maintains records in connection with its duties.

FUND SERVICES

Johnson Financial, Inc. (“JFI”), 3777 West Fork Road, Cincinnati, Ohio 45247, acts as the Funds’ transfer agent. A Trustee and three officers of the Trust are members of management and/or employees of JFI. JFI maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. For the services as transfer agent, JFI received from the Adviser (not the Funds) an annual fee of $247,000 for each of the fiscal years ended December 31, 2014, 2015 and 2016, in the aggregate for all Funds of the Trust.

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In addition, JFI provides fund accounting services to each Fund, including maintaining each Fund’s accounts, books and records, calculating net asset value per share and distributions, and providing reports and other accounting services. For the services as fund accountant, JFI received from the Adviser (not the Funds) an annual fee of $423,000, $423,000 and $423,000, for the fiscal years ended December 31, 2015, 2016 and 2017,respectively, in the aggregate for all Funds of the Trust.

JFI also provides the Funds with administrative services to each Fund and the Trust, including all compliance, regulatory reporting and necessary office equipment, personnel and facilities. For its services as fund administrator, JFI received from the Adviser (not the Funds) an annual fee of $400,000, $400,000 and $400,000 for the fiscal years ended December 31, 2015, 2016 and 2017, respectively, in the aggregate for all Funds of the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115, has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2018. Cohen & Company, Ltd. performs an annual audit of the Trust’s financial statements and provides financial, tax and accounting consulting services as requested.

FINANCIAL STATEMENTS

The financial statements and report of the independent registered public accounting firm required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust’s Annual Report to shareholders for the year ended December 31, 2017. The Funds will provide the Annual Report without charge at written request or request by telephone.

23

JOHNSON MUTUAL FUNDS TRUST

PART C. OTHER INFORMATION

Item 28 Exhibits

(a) Articles of Incorporation.

(i) Copy of Registrant’s Declaration of Trust, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 9, is hereby incorporated by reference.

(ii) Copy of Amendment No. 1 to Registrant’s Declaration of Trust, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 9, is hereby incorporated by reference.

(iii) Copy of Amendment No. 2 to Registrant’s Declaration of Trust, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 12, is hereby incorporated by reference.

(iv) Copy of Amendment No. 3 to Registrant’s Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 14, is hereby incorporated by reference.

(v) Copy of Amendment No. 4 to Registrant's Declaration of Trust, which was filed as an Exhibit to Registrant’s Post Effective Amendment No. 20, is hereby incorporated by reference.

(vi) Copy of Amendment No. 8 to Registrant's Declaration of Trust which was filed as an Exhibit to Registrant’s Post Effective Amendment No. 26, is hereby incorporated by reference.

(b) By-Laws. Copy of Registrant's By-Laws, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 9, is hereby incorporated by reference.

(c) Instruments Defining Rights of Security Holders- None (other than in the Declaration of Trust and By-laws of the Registrant).

(d) Investment Advisory Contracts.

(i) Copy of Registrant's Management Agreement with its Adviser, Johnson Investment Counsel, Inc. for the Johnson Growth Fund and Johnson Fixed Income Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 16, is hereby incorporated by reference.

(ii) Copy of Registrant's Management Agreement with its Adviser, Johnson Investment Counsel, Inc. for the Johnson Opportunity Fund and Johnson Municipal Income Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 16, is hereby incorporated by reference.

(iii) Copy of Registrant's Management Agreement with Johnson Investment Counsel, Inc. for the Johnson Realty Fund, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 16, is hereby incorporated by reference.

(iv) Copy of Registrant's Management Agreement with Johnson Investment Counsel, Inc. for the for the JIC Institutional Bond Funds I, II, and III, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 16, is hereby incorporated by reference.

(v) Copy of Registrant's Management Agreement with Johnson Investment Counsel, Inc. for the Johnson Equity Income Fund, and Johnson Enhanced Return Fund, which was filed as an Exhibit to Registrant’s Post Effective Amendment No. 20, is hereby incorporated by reference.

(vi) Copy of Registrant's Management Agreement with Johnson Investment Counsel, Inc. for the Johnson International Fund, which was filed as an Exhibit to Registrant’s Post Effective Amendment No. 28, is hereby incorporated by reference.

(e) Underwriting Contracts - None.

(f) Bonus or Profit Sharing Contracts - None.

(g) Custodian Agreements.

(i) Copy of Registrant's Agreement with the Custodian, U.S. Bank, N.A., is hereby incorporated by reference.

(h) Other Material Contracts -None.

(i) Legal Opinion.

(i) Opinion of Thompson Hine, LLP, which was filed as an exhibit to Registrant's Post-Effective Amendment No. 28, is hereby incorporated by reference.

(ii)  Consent of Thompson Hine, LLP is filed herewith.

(j) Other Opinions - Consent of Independent Registered Public Accounting Firm is filed herewith.

(k) Omitted Financial Statements- None.

(l) Initial Capital Agreements.

(i) Copy of Letter of Initial Stockholder for the Growth Fund and the Fixed Income Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 9, is hereby incorporated by reference.

(ii) Copy of Letter of Initial Stockholder for the Opportunity Fund and the Municipal Income Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 9, is hereby incorporated by reference.

(m) Rule 12b-1 Plan – Copy of 12b-1 Plan [to be filed by subsequent amendment]

(n) Rule 18f-3 Plan - Copy of 18f-3 Plan [to be filed by subsequent amendment]

(o) Reserved.

(p) Code of Ethics. Copy of Registrant’s (and Adviser’s) Code of Ethics, which were filed as an Exhibit to Registrant's Post-Effective Amendment No. 42, are hereby incorporated by reference.

(q) Power of Attorney.

(i) Powers of Attorney for Trustees and Officers of Registrant , which were filed as an Exhibit to Registrant's Post-Effective Amendment No. 24, are hereby incorporated by reference.

(ii) Power of Attorney for Registrant and Certificate which were filed as an Exhibit to Registrant's Post-Effective Amendment No. 39, are hereby incorporated by reference.

(iii) Powers of Attorney for Trustees and Officers which were filed as an Exhibit to Registrant's Post-Effective Amendment No. 39, are hereby incorporated by reference.

Item 29.	Persons Controlled by or Under Common Control with the Registrant

(a) As of  December 31, 2017, Johnson Investment Counsel, Inc., an Ohio corporation, the Johnson Investment Counsel, Inc. Profit Sharing Plan, discretionary accounts of Johnson Investment Counsel, Inc., and other accounts which its officers and/or employees may control, may be deemed to control the Growth Fund, Opportunity Fund, the Realty Fund, the International Fund, the Fixed Income Fund, the Municipal Income Fund, the Equity Income Fund, and the Enhanced Return Fund as a result of their beneficial ownership of those Funds.

(b) Timothy E. Johnson may be deemed control Johnson Investment Counsel, Inc. due to his ownership of the shares and his positions as the Chairman and director, and therefore Johnson Investment Counsel, Inc. may be under common control with the Registrant.

(c) Johnson Financial Services, Inc. and Johnson Trust Company are wholly owned subsidiaries of Johnson Investment Counsel, Inc., and therefore may be deemed to be under common control with the Registrant.

Item 30.	Indemnification

(a) Article VI of the Registrant's Declaration of Trust provides for indemnification of officers and Trustees as follows:

Section 6.4 Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and Officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or Officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

Section 6.5 Advances of Expenses. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

Section 6.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and Officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

The registrant may not pay for insurance which protects the Trustees and Officers against liabilities rising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

(b) The Registrant maintains a standard mutual fund investment advisory professional and directors and officer’s liability policy. The policy provides coverage to the Registrant, its Trustees and Officers, and its Adviser, among others. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

(c) Pursuant to the Fund Accounting Agreement, Administration Agreement and Transfer Agency Agreement (collectively, the “Agreements”) with Johnson Financial, Inc. (“JFI”), each Fund has agreed to indemnify and hold harmless JFI, its employees, agents, directors, officers, and nominees from and against any and all claims, demands, losses, damages, costs, charges, counsel fees, and other expenses of every nature and character arising out of or in any way relating to JFI’s actions taken or nonactions with respect to the performance of services under the Agreements with respect to each Fund, if applicable, upon reasonable reliance on information, records, instructions, or requests with respect to a Fund given or made to JFI by an authorized representative of the Trust, the investment adviser, and on records provided by any transfer agent or custodian. JFI has assumed no responsibility or liability for any acts, errors, or omissions that may have occurred prior to JFI’s acceptance of the duties and responsibilities set forth in the Agreements. The Trust has agreed to indemnify and hold JFI harmless from all claims, lawsuits, damages, assessments, and the like which are attributable to or caused by any service provider previously engaged by the Trust to perform similar duties for the Trust as are described in the Agreements. The indemnification shall not, however, apply to actions or omissions of JFI in case of its own bad faith, willful misfeasance, negligence, or from reckless disregard by it of its obligations and duties.

(d) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers and controlling persons of the Registrant pursuant to the provisions of Ohio law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, Officer or controlling person of the Johnson Mutual Funds Trust in the successful defense of any action, suit or proceedings) in asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

(A) Johnson Investment Counsel, Inc., 3777 West Fork Road, Cincinnati, Ohio 45247 (the "Adviser") is a registered investment adviser. It has engaged in no other business during the past two fiscal years.

(2) The following list sets forth the business and other connections of the Directors and Officers of Johnson Investment Counsel, Inc. during the past two years.

(a) Timothy E. Johnson

(i) Chairman, Director and Treasurer of Johnson Investment Counsel, Inc., 3777 West Fork Road, Cincinnati, Ohio 45247.

(ii) Trustee of Johnson Mutual Funds Trust, 3777 West Fork Road, Cincinnati, Ohio 45247.

(iii) President of Johnson Financial Services, Inc., 3777 West Fork Road, Cincinnati, Ohio 45247.

(iv) Chairman, Director, Chief Financial Officer, Chief Trust Officer and Treasurer of Johnson Trust Company, 3777 West Fork Road, Cincinnati, Ohio 45247.

(b) Dale H. Coates

(i) Director of Johnson Investment Counsel, Inc., 3777 West Fork Road, Cincinnati, Ohio 45247

(ii) Vice President Johnson Mutual Funds Trust, 3777 West Fork Road Cincinnati, Ohio 45247

(c) Bret H. Parrish

(i) Director of Johnson Investment Counsel, Inc., 3777 West Fork Road, Cincinnati, Ohio 45247

(e) Jason O. Jackman

(i) President and Director of Johnson Investment Counsel, Inc., 3777 West Fork Road, Cincinnati, Ohio 45247

(f) Scott J. Bischoff

(i) Chief Compliance Officer, Johnson Mutual Funds Trust and Johnson Investment Counsel, Inc.

(g) Michael D. Barnes

(i) Secretary of Johnson Investment Counsel, Inc., 3777 West Fork Road, Cincinnati, Ohio 45247

Item 32.	Principal Underwriters - None.

Item 33.	Location of Accounts and Records

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant and Transfer Agent at, 3777 West Fork Road, Cincinnati, Ohio 45247, or by US Bank, the Registrant's custodian at 425 Walnut Street, Cincinnati, Ohio 45202.

Item 34.	Management Services Not Discussed in Parts A or B - None.

Item 35.	Undertakings - None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on the 2nd day of March, 2018.

JOHNSON MUTUAL FUNDS TRUST

By:	/s/ JASON O. JACKMAN
JASON O. JACKMAN
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

RONALD H. McSWAIN*	TRUSTEE	)
		)	*By:	/s/ TIMOTHY E. JOHNSON
		)	TIMOTHY E. JOHNSON
		)	Attorney-In-Fact
JAMES J. BERRENS*	TRUSTEE	)
)
)
)
JOHN R. GREEN*	TRUSTEE	)
)
)
)
JERI B. RICKETTS*	TRUSTEE	)

/s/ JASON O. JACKMAN
JASON O. JACKMAN
President

/s/ TIMOTHY E. JOHNSON
TIMOTHY E. JOHNSON
Trustee

/s/ MARC E. FIGGINS
MARC E. FIGGINS
Treasurer, Principal Financial Officer and Principal Accounting Officer